UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2017

Date of reporting period:  February 28, 2017

Item 1. Reports to Stockholders.

Classic Value Investing

PZENA MID CAP VALUE FUND
Investor Class PZVMX
Institutional Class PZIMX

PZENA EMERGING MARKETS VALUE FUND
Investor Class PZVEX
Institutional Class PZIEX

PZENA LONG/SHORT VALUE FUND
Investor Class PZVLX
Institutional Class PZILX

PZENA SMALL CAP VALUE FUND
Investor Class PZVSX
Institutional Class PZISX

1-844-PZN-1996 (1-844-796-1996) • www.pzenafunds.com

Table of Contents

Letter to Shareholders	1

Pzena Funds Commentary
Pzena Mid Cap Value Fund	2
Pzena Emerging Markets Value Fund	4
Pzena Long/Short Value Fund	6
Pzena Small Cap Value Fund	8

Pzena Mid Cap Value Fund
Portfolio Allocation	10
Schedule of Investments	11

Pzena Emerging Markets Value Fund
Portfolio Allocation	12
Schedule of Investments	13
Portfolio Diversification	15

Pzena Long/Short Value Fund
Portfolio Allocation	16
Schedule of Investments	17
Schedule of Securities Sold Short	19

Pzena Small Cap Value Fund
Portfolio Allocation	21
Schedule of Investments	22

Statements of Assets and Liabilities	24

Statements of Operations	25

Statements of Changes in Net Assets
Pzena Mid Cap Value Fund	26
Pzena Emerging Markets Value Fund	27
Pzena Long/Short Value Fund	28
Pzena Small Cap Value Fund	29

Statement of Cash Flows – Pzena Long/Short Value Fund	30

Financial Highlights
Pzena Mid Cap Value Fund	31
Pzena Emerging Markets Value Fund	33
Pzena Long/Short Value Fund	35
Pzena Small Cap Value Fund	37

Notes to Financial Statements	39

Report of Independent Registered Public Accounting Firm	50

Expense Example	51

Information about Trustees and Officers	53

Approval of Investment Advisory Agreement	56

Notice to Shareholders	61

Privacy Notice	62

Dear Shareholder:

The value cycle in the United States transitioned to a pro-value phase in February 2016 coincident with the leveling off of interest rates.  As the 10-year Treasury yield subsequently rose, investors started rotating out of bond proxies and stable earners, favored during the “lower for longer” period of aggressive monetary easing, into financials and economically sensitive stocks.  Valuation spreads, which had been driven to extremes not seen since the internet bubble, started to contract, and value indices led market performance around the globe over the past 12 months.  A strengthening economy and a less accommodative Federal Reserve provide conditions that should favor a continuation of the pro-value cycle and spread contraction.

Notwithstanding last year’s strong performance for value, valuation spreads remain extremely wide in every region globally, and many of the stocks that were cheap heading into last year are still cheap today, having only just begun their long road to normalization.  Supporting evidence is that the constitution of the cheapest quintile of stocks in our universes – the opportunity set from which we find our new investments – has changed very little, attesting to the continued attractiveness of the economically sensitive names that make up the bulk of our exposures.

The sharp recovery in value last year is characteristic of past turning points in value cycles.  Issues that had depressed earnings start to abate, setting the stage for earnings normalization and valuation re-rating. That process has historically taken six years on average to reach full potential.  As such, we believe we are still in the foothills of the value recovery.

We launched our first three Funds in the middle of the longest anti-value period in our lifetimes. Thus, we would like to thank our investors who have supported our efforts along the way.  We stuck to our knitting, and are now reaping some of the benefits of in-depth research and patience.  It is too soon to declare victory, but recent experience and the history of value cycles leave us optimistic about the future.

Best regards,

Pzena Investment Management, LLC

Past performance does not guarantee future results.

Growth stocks typically are more volatile than value stocks; however, value stocks generally have a lower expected growth rate in earnings and sales.

Pzena Mid Cap Value Fund
Commentary
February 2017

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2017

	Three	Six	One	Since Inception
	Months(1)	Months(1)	Year	(3/31/2014)
Pzena Mid Cap Value Fund – Investor Class (PZVMX)	6.57%	19.36%	41.73%	9.82%
Pzena Mid Cap Value Fund – Institutional Class (PZIMX)	6.65%	19.54%	42.21%	10.14%
Russell Midcap® Value Index	6.38%	10.76%	31.84%	9.49%

(1)  Not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). The Fund imposes a 1.00% redemption fee on shares held 30 days or less. Performance does not reflect the redemption fee and, if it had, returns would have been lower.

PZVMX Expense Ratio – Gross: 8.60%
PZVMX Expense Ratio – Net: 1.35%*
PZIMX Expense Ratio – Gross: 8.25%
PZIMX Expense Ratio – Net: 1.00%*

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2017.

Now eight years into a bull run for equities, value stocks appears to have finally taken leadership, after lagging the faster growers and dividend payers for much of this time. While the Russell 1000® Index produced a 25.53% return for the year through February, the Russell 1000® Value Index was up 29.13%. Mid cap value equities did even better, gaining 31.84%, as measured by the Russell Midcap® Value Index. Economically sensitive sectors did best while bond proxies lagged as investors grew more confident in economic growth forecasts. Roughly half of the Fund’s outperformance was the result of strong stock selection in financials, while the remainder was driven equally by broad strength in technology and energy and having limited exposure to utilities, health care and consumer staples.

Our financial holdings, which comprised almost 40% of the Fund, rose by 52% for the period, driven by an improving economic outlook, rising interest rates, increasing trading volumes, and the belief that the new Trump administration would reduce or even roll back regulation for the industry. Top performing names included Regions Financial Corporation, Comerica Incorporated, Voya Financial, Inc., and KeyCorp. Despite the strong performance, we have not materially changed the Fund’s positioning in financials, as we believe these names were the most deeply discounted names in the portfolio heading into last year and we believe they continue to represent the most compelling risk-reward opportunity in the investment universe today. Hewlett Packard Enterprise Company

Pzena Mid Cap Value Fund
Commentary (Continued)
February 2017

(“HPE”) and HP Inc. (“HPQ”), the two publically-traded companies created in late 2015 by splitting apart, were noteworthy contributors. HPE’s management has continued to unlock value by further disassembling the company and announced the combinations of its enterprise services business with Computer Sciences Corporation and its software business with Micro Focus International plc; in addition HPE will receive ~$4 billion in cash and release ~$2.4 billion in pension liabilities. Contribution from the energy sector was led by Murphy Oil Corporation (oil & gas exploration) largely on the recovery in oil prices. The stock is still attractively valued, in our opinion, and a meaningful position in the Fund.

Our assessment of value led us to cyclical areas such as financials, energy and technology over the materials sector. This underweight positioning slightly hurt relative performance as the sector performed well on the “Trump infrastructure trade.” Stock selection within producer durables also hurt the Fund’s relative performance, driven by business process outsourcer Genpact Limited (“Genpact”). In what was an overall very strong twelve months, Genpact was the only notable detractor. Genpact’s shares were down as the company took down full year revenue guidance due to weakness in the healthcare and financial end markets, but the company maintained Earnings Per Share (EPS) guidance. While they continue to lose share in IT Services, they are growing their Business Process Outsourcing Services and gaining further scale. We view the stock as being attractively valued and added to our position during the year.

Fund positioning has been consistently focused on financials and other economically sensitive industries where we continue to see opportunity despite the recent run-up in prices. Valuation spreads remain wide throughout the world, and our Mid Cap Value Fund generally seeks deeply discounted, cyclical businesses with sustainable business franchises, strong balance sheets, and a demonstrated ability to adapt to a wide range of economic scenarios. We believe the environment for deep value stocks remains attractive and the cycles of value investing appear to be firmly intact, with the current up-cycle likely to resemble prior cycles, which have been multi-year events.

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Mid Cap Fund may underperform other funds that use different investing styles.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time.  Please refer to the Schedule of Investments for more information.

Earnings Per Share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock.

The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with lower price-to-book ratios and lower forecasted growth rates. The index cannot be invested in directly.

The Russell 1000® Index is an unmanaged index and is a subset of the Russell 3000® Index; it measures the performance of approximately 1000 of the largest securities based on a combination of their market cap and current index membership.  The index cannot be invested in directly.

Pzena Emerging Markets Value Fund
Commentary
February 2017

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2017

	Three	Six	One	Since Inception
	Months(1)	Months(1)	Year	(3/31/2014)
Pzena Emerging Markets Value Fund – Investor Class (PZVEX)	10.36%	12.18%	41.63%	(0.82)%
Pzena Emerging Markets Value Fund – Institutional Class (PZIEX)	10.40%	12.34%	42.01%	(0.54)%
MSCI Emerging Markets Index	8.94%	5.51%	29.46%	0.35%

(1)  Not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Short-term performance is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. The Fund imposes a 1.00% redemption fee on shares held 60 days or less. Performance does not reflect the redemption fee and, if it had, returns would have been lower.

PZVEX Expense Ratio – Gross: 3.37%
PZVEX Expense Ratio – Net: 1.60%*
PZIEX Expense Ratio – Gross: 3.02%
PZIEX Expense Ratio – Net: 1.25%*

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2017.

Emerging market equities strongly performed, with the MSCI Emerging Markets Index up 29.46% for the 12 months ended February 28, 2017. Commodity-driven economies were helped by rising prices for raw materials, which were pushed upon expectations of increased infrastructure spending in the U.S. The Fund’s substantial outperformance was largely due to stock selection in the industrials, materials, consumer staples, energy, and telecommunications services sectors, partially offset by the consumer discretionary and information technology sectors. On a country basis, investments in India, Korea, and Brazil and an underweight to Mexico added the most value, while holdings within China detracted the most.

The best individual contributors were Korean names Samsung Electronics Co. Ltd. (“Samsung Electronics”) and Hyundai Heavy Industries Co., Ltd. (“Hyundai Heavy Industries”) along with Indian aluminum firm Hindalco Industries Limited (“Hindalco Industries”). Samsung Electronics recently announced operating profits well ahead of expectations, citing strength in semiconductors with tight supply in NAND (flash memory) and DRAM (dynamic random access memory). The mobile business fared better than expected, despite earlier recall issues. The world’s largest shipbuilder, Hyundai Heavy Industries, was helped by improved margins in shipbuilding and sector restructuring. The company recently reported good core results for 4Q 2016 and the upcoming spin of its business units was well received by investors. Hindalco Industries rose on improvement in global aluminum prices, operating leverage, free cash flow (driven by price-led upstream EBITDA growth) and stable downstream earnings.

Pzena Emerging Markets Value Fund
Commentary (Continued)
February 2017

Partially offsetting those gains were Lenovo Group Limited (“Lenovo Group”) and Stella International Holdings Limited (“Stella International Holdings Limited”). Chinese PC manufacturer, Lenovo Group, was down on slumping smartphone sales and a struggle with its server strategy. Chinese shoe manufacturer, Stella International Holdings, which specializes in casual leather shoes for brands such as Timberland and Cole Haan, reported a big drop in its profits primarily due to a fashion miss on the part of Stella’s customers, as recent trends have shown that consumers have preferred athletic wear. However, the firm is growing other areas to reduce exposure to that part of the business.

A notable Fund change that occurred over the past fiscal year was an increased exposure to the technology sector, as we added to Lenovo Group and initiated a position in Chinese internet name, Baidu, Inc. (“Baidu”).  In Baidu, we see a company with a strong, profitable core business that can overcome the current overhangs of government regulation and underperforming non-core assets. For Lenovo Group, we believe in the company’s strong PC franchise and its ability to restructure the ailing segments.  As exposure to materials and industrials grew with strong performance, we trimmed both sectors. We reduced exposure to the consumer discretionary sector, as we sold Baoxin Auto Group Limited and trimmed Genting Malaysia Berhad (gaming).

The opportunity set in emerging markets continues to be highly idiosyncratic based on company-specific opportunities. The Fund’s largest weightings are in information technology and financials, though both sectors are slightly smaller than the weights in the index, and its smallest are in real estate, health care and consumer staples, and each reflects an underweight to the index. On a regional basis, we are most exposed to North Asia, though our biggest relative exposure is to EMEA, as we still find the most compelling valuations in emerging European names.

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Free cash flow is calculated as operating cash flow minus capital expenditures.

EBITDA: Earnings before interest, taxes, depreciation and amortization (EBITDA) refers to a company’s earnings with interest, taxes, depreciation and amortization expenses added back to it.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The Fund may invest in p-notes which are a type of equity linked derivative and involve counterparty risk and risk that the performance of the security may not exactly match the performance of the issuer. Investments in REITs are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time.  Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI.  The index cannot be invested in directly.

Pzena Long/Short Value Fund
Commentary
February 2017

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2017

	Three	Six	One	Since Inception
	Months(1)	Months(1)	Year	(3/31/2014)
Pzena Long/Short Value Fund – Investor Class (PZVLX)	4.03%	13.35%	18.00%	4.01%
Pzena Long/Short Value Fund – Institutional Class (PZILX)	4.10%	13.58%	18.48%	4.31%
Russell 1000® Total Return Index	7.95%	10.10%	25.53%	10.27%
BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index	0.11%	0.17%	0.30%	0.12%
50% Russell 1000® Index/50% BofA Merrill Lynch
0-3 Month U.S. Treasury Bill Index	3.98%	5.07%	12.35%	5.23%

(1)  Not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). The Fund imposes a 1.00% redemption fee on shares held 60 days or less. Performance does not reflect the redemption fee and, if it had, returns would have been lower.

PZVLX Expense Ratio – Gross: 10.74%
PZVLX Expense Ratio – Net: 3.16% *
PZILX Expense Ratio – Gross: 10.39%
PZILX Expense Ratio – Net: 2.81%*

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2017.

The past twelve months were a continuation of a bull market now eight years old and counting. But it marked a transition to a pro-value phase as investors started rotating out of bond proxies and stable earners, and into financials and economically sensitive stocks. For the fiscal year ended February 28, 2017, the S&P 500® Index gained 24.98% while the Russell 1000® Index returned 25.53%. Economically sensitive sectors did best while bond proxies lagged as investors grew confidence in economic growth for both the U.S. and the emerging market economies. The Fund strongly outperformed the custom 50% Russell 1000® Index/50% BofA Merrill Lynch 0-3 Month Treasury Bill Index.

Our long book did extremely well the past 12 months, outperforming the custom 50%/50% index by around 6%, driven primarily by our overweight to financials, energy, and industrials, while our shorts were in line with the index. Our long financials were led by Bank of America Corporation, Morgan Stanley, Goldman Sachs Group, Inc., Citigroup, Inc., and JPMorgan Chase & Co. – as the

Pzena Long/Short Value Fund
Commentary (Continued)
February 2017

sector broadly reacted positively to growing signs that the U.S. Federal Reserve Board may be moving closer to increasing their interest rate targets. In our view, financials continue to remain, however, among the cheapest stocks in the market in addition to generally benefiting from rising rates.  Technology was another contributor to our long book, led by Seagate Technology plc. Our long energy positions also drove performance in the year as crude oil prices doubled from their February 2016 lows, surging late in the year as OPEC and other oil exporting nations announced 1.8 million barrels per day of proposed production cuts. In February 2016, as crude prices fell below $30 per barrel, we took advantage of deep undervaluation and increased exposure to the sector by adding holdings in exploration & production and oilfield services. Our thesis was based on the unsustainability of a $30 oil price, as there is very little excess capacity and the marginal economics of oil production support a normal oil price of between $60 and $80 per barrel. As oil prices recovered, two of our additions, Halliburton Company (oilfield services) and Marathon Oil Corporation (exploration & production) were among the portfolio’s top contributors for the year. On the short side, healthcare helped boost overall performance, as biotech performed better than the market.

Over the past 12 months our short book was up by around 2% more than the market (Russell 1000®), thus detracting from performance. Our short positions in the energy, health care and technology sectors were the chief detractors. In energy, our shorts were concentrated in the shale E&P companies that had their stock prices recover with the oil price. In health care, our shorts were primarily in biotechnology which also recovered partially after underperforming earlier in the period. In technology, our short positions in a few cloud computing and social media companies also adversely impacted performance.

We continue to find opportunities in long positions focusing on financials and other economically sensitive industries where we continue to see opportunity despite the recent run-up in prices.  Our short book remains exposed to what we see as highly valued stocks across sectors like biotech in health care; some of the new-technology stocks in IT; some high growing, niche retailers that are beginning to show some signs of stress within consumer discretionary and some industrial companies that are enjoying significantly higher margins than their history. We believe the environment for deep value stocks remains attractive and the cycles of value investing appear to be firmly intact, with the current up-cycle likely to resemble prior cycles, which have been multi-year events.

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested in these securities. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Long/Short Fund may underperform other funds that use different investing styles.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time.  Please refer to the Schedule of Investments for more information.

The Russell 1000® Index is an unmanaged index and is a subset of the Russell 3000® Index; it measures the performance of approximately 1000 of the largest securities based on a combination of their market cap and current index membership.  The index cannot be invested in directly.

The Bank of America Merrill Lynch 0- 3 month U.S. Treasury Bill Index measures the performance of short-term U.S. Government securities with a remaining term to final maturity of less than three months.  The index cannot be invested in directly.

The blended index represents a 50% weighting of the Russell 1000® Index, and a 50% weighting of the Bank of America Merrill Lynch 0-3 month U.S. Treasury Bill Index, both described above.

Pzena Small Cap Value Fund
Commentary
February 2017

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Total Cumulative Returns for the Period Ended February 28, 2017(1)

	One	Three	Six	Since Inception
	Month	Months	Months	(4/27/2016)
Pzena Small Cap Value Fund – Investor Class (PZVSX)	0.84%	5.02%	19.13%	19.72%
Pzena Small Cap Value Fund – Institutional Class (PZISX)	0.84%	5.10%	19.31%	20.02%
Russell 2000® Value Total Return Index	1.45%	4.88%	15.80%	25.87%

(1)  Not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). The Fund imposes a 1.00% redemption fee on shares held 30 days or less. Performance does not reflect the redemption fee and, if it had, returns would have been lower.

PZVSX Expense Ratio – Gross: 4.20%
PZVSX Expense Ratio – Net: 1.55%*
PZISX Expense Ratio – Gross: 3.85%
PZISX Expense Ratio – Net: 1.20%*

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2017.

Now eight years into a bull run for equities, value stocks appear to have finally taken leadership, after lagging the faster growers and dividend payers for a number of years in a row. The Fund underperformed the Russell 2000® Value Index over the 10-month period since inception of the Fund. The materials, information technology, and financial sectors drove the returns of the index and there were no sectors that experienced negative returns. The Fund’s relative performance was driven by our selection of stocks in the industrials and health care sectors.

Essendant Inc. (“Essendent”), Triple-S Management Corporation (“Triple-S Management”), and Rent-A-Center Inc. (“Rent-A-Center”), were the top three detractors during the period. Essendant, a distributor of office, janitorial, and industrial supplies, traded down as mix shift has contributed to a margin decline versus expectations and the company’s history, but the company remains well positioned as a leader in its industry. Triple-S Management, the Puerto Rico-based managed care provider, was down as the company reported negative prior year reserve developments and operational inefficiencies, but the company continues to restructure its operations and claims systems as it works past legacy issues. Rent-A-Center, the rent to own operator, was down after disappointing results at the end of 2016 due to a point-of-sale system roll-out resulted in outages that reduced collection rates and caused product returns to increase. Management has had a number of execution missteps over the past two years which we believe have permanently impaired the earnings power of the business so we lowered our normalized earnings estimates for the stock and exited the position.

Pzena Small Cap Value Fund
Commentary (Continued)
February 2017

American Equity Investment Life Holding Co. (“American Equity”), Webster Financial Corporation (“Webster Financial”), and Associated Banc-Corp were three of the top contributors during the period. American Equity, a life insurance company in the indexed annuity market, was up after the November elections, as the new administration signaled plans to delay implementation of the new Department of Labor fiduciary rule, which would have had a negative impact on sales of index annuities. Webster Financial and Associated Banc-Corp, Connecticut and Wisconsin based regional banks, respectively, contributed to the portfolio as rising interest rates should help the profitability of their deposit franchises.

We believe the Fund position is weighted toward economically sensitive names and less exposed to perceived ‘safe’ names at stretched valuations. Our largest weightings are in industrials, financials, and technology, as we see attractive opportunities in those sectors. Overall, we see attractive valuation spreads and continue to find compelling investment opportunities.

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Small Cap Value Fund may underperform other funds that use different investing styles.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time.  Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Pzena Mid Cap Value Fund
Portfolio Allocation
February 28, 2017 (Unaudited)

The portfolio’s holdings and allocations are subject to change.  The percentages are of total investments as of February 28, 2017.

Pzena Mid Cap Value Fund
Schedule of Investments
February 28, 2017

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 93.76%
Consumer Discretionary – 12.62%
Dana Holding Corp.	4,350	$82,172	1.49%
Hilton Worldwide Holdings, Inc.	1,795	102,674	1.87%
Interpublic Group of Cos., Inc.	5,625	135,563	2.47%
News Corp.	8,361	107,188	1.95%
Omnicom Group, Inc.	1,955	166,370	3.02%
Staples, Inc.	11,100	99,789	1.82%
		693,756	12.62%

Energy – 8.42%
Cenovus Energy, Inc. (b)	12,374	156,655	2.84%
Murphy Oil Corp.	5,005	141,591	2.58%
Superior Energy Services, Inc. (a)	3,384	55,836	1.02%
TechnipFMC PLC (a)	3,375	109,080	1.98%
		463,162	8.42%

Financials – 33.78%
Allstate Corp.	2,044	167,934	3.05%
Apollo Global
Management LLC – Class A	4,994	113,564	2.07%
Axis Capital Holdings, Ltd. (b)	2,429	168,329	3.06%
Comerica, Inc.	1,500	106,920	1.94%
Franklin Resources, Inc.	3,144	135,318	2.46%
Invesco, Ltd. (b)	4,225	136,003	2.47%
KeyCorp	8,550	160,484	2.92%
KKR & Co., LP	8,200	147,846	2.69%
Regions Financial Corp.	10,550	161,098	2.93%
Torchmark Corp.	937	72,646	1.32%
Validus Holdings, Ltd. (b)	1,875	108,113	1.97%
Voya Financial, Inc.	5,025	207,180	3.78%
Webster Financial Corp.	600	32,958	0.60%
Willis Towers Watson PLC (b)	1,079	138,576	2.52%
		1,856,969	33.78%

Health Care – 4.47%
Cardinal Health, Inc.	1,675	136,294	2.48%
Mylan N.V. (a)	2,616	109,480	1.99%
		245,774	4.47%

Industrials – 15.00%
AECOM Technology Corp. (a)	2,739	99,563	1.81%
Dover Corp.	2,350	188,235	3.42%
JELD-WEN Holding, Inc. (a)	3,895	121,680	2.21%
KBR, Inc.	9,350	140,718	2.56%
Parker Hannifin Corp.	525	81,291	1.48%
Terex Corp.	6,191	193,406	3.52%
		824,893	15.00%

Information Technology – 16.46%
Avnet, Inc.	4,777	220,123	4.00%
Flextronics
International, Ltd. (a) (b)	6,925	114,193	2.08%
Genpact, Ltd. (a) (b)	4,500	109,080	1.98%
Hewlett Packard Enterprise Co.	6,525	148,901	2.71%
HP, Inc.	6,700	116,379	2.12%
ON Semiconductor Corp. (a)	9,775	147,896	2.69%
Seagate Technology PLC (b)	1,000	48,190	0.88%
		904,762	16.46%

Utilities – 3.01%
Edison International	2,075	165,461	3.01%
Total Common Stocks
(Cost $4,460,539)		5,154,777	93.76%

REITS – 3.05%
Financials – 3.05%
Lamar Advertising Co.	2,218	167,416	3.05%
Total REITS (Cost $131,766)		167,416	3.05%

SHORT-TERM INVESTMENTS – 4.27%
Money Market Fund – 4.27%
Fidelity Institutional Money
Market Funds – Government
Portfolio – Class I, 0.45% (c)	234,785	234,785	4.27%
Total Short-Term Investments
(Cost $234,785)		234,785	4.27%
Total Investments
(Cost $4,827,090) – 101.08%		5,556,978	101.08%
Liabilities in Excess
of Other Assets – (1.08)%		(59,251)	(1.08)%
TOTAL NET ASSETS – 100.00%		$5,497,727	100.00%

Percentages are stated as a percent of net assets.

REIT	Real Estate Investment Trust
PLC	Public Limited Company
(a)	Non-Income Producing Security.
(b)	Foreign Issued Security.
(c)	The rate listed is the fund’s 7-day yield as of February 28, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Allocation
February 28, 2017 (Unaudited)

The portfolio’s holdings and allocations are subject to change.  The percentages are of total investments as of February 28, 2017.

Pzena Emerging Markets Value Fund
Schedule of Investments
February 28, 2017

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 93.18%
Brazil – 4.81%
Cia de Saneamento Basico
do Estrado de San Paulo	31,100	$328,794	1.34%
Petroleo Brasileiro S.A. (a)	23,600	114,852	0.47%
Randon SA Implementos
e Participacoes (a)	146,816	212,366	0.87%
Telefonica Brasil S.A. – ADR	24,782	357,109	1.45%
Usinas Siderurgicas
de Minas Gerais S.A. (a)	105,000	167,069	0.68%
		1,180,190	4.81%

Cayman Islands – 1.97%
Baidu, Inc. – ADR (a)	2,779	483,907	1.97%

China – 16.03%
China Agri-Industries
Holdings, Ltd. (a)	848,000	418,380	1.71%
China Construction
Bank Corp.	368,000	302,918	1.23%
China Dongxiang Group Co.	1,285,000	243,330	0.99%
China Mobile, Ltd.	76,500	843,551	3.44%
China Shenhua
Energy Co., Ltd.	232,000	485,344	1.98%
China Shineway
Pharmaceutical Group, Ltd.	102,000	109,977	0.45%
China Zhengtong Auto
Services Holdings, Ltd.	487,000	203,886	0.83%
Dah Chong Hong
Holdings, Ltd.	294,000	115,511	0.47%
Dongfeng Motor
Group Co., Ltd.	414,000	491,175	2.00%
Lenovo Group, Ltd.	1,196,000	717,948	2.93%
		3,932,020	16.03%

Hong Kong – 5.34%
China Resources Power
Holdings Co., Ltd.	330,000	597,689	2.43%
Pacific Basin
Shipping, Ltd. (a)	1,880,000	411,702	1.68%
Stella International
Holdings, Ltd.	90,000	127,762	0.52%
Texwinca Holdings, Ltd.	264,000	173,440	0.71%
		1,310,593	5.34%

Hungary – 1.83%
Magyar Telekom
Telecommunications PLC	56,925	95,886	0.39%
OTP Bank PLC	12,189	354,063	1.44%
		449,949	1.83%

India – 5.18%
Reliance Industries, Ltd. – ADR	16,091	597,177	2.43%
State Bank of India – GDR	16,689	673,376	2.75%
		1,270,553	5.18%

Malaysia – 1.43%
Genting Malaysia Berhad	296,800	350,946	1.43%

Poland – 1.23%
Cyfrowy Polsat S.A. (a)	52,827	300,929	1.23%

Republic of Korea – 18.40%
Dongbu Insurance Co., Ltd.	7,860	424,715	1.73%
Hana Financial Group, Inc.	15,210	474,157	1.93%
Hyundai Heavy
Industries Co., Inc. (a)	5,284	768,709	3.13%
KB Financial Group, Inc.	8,660	359,190	1.46%
LG Electronics, Inc.	7,686	406,476	1.66%
POSCO	3,442	862,973	3.52%
Samsung Electronics Co., Ltd.	461	783,588	3.19%
Samsung Electronics
Co., Ltd. – GDR	83	70,384	0.29%
Shinhan Financial Group
Co., Ltd.	8,360	345,268	1.41%
Shinhan Financial Group
Co., Ltd. – ADR (a)	450	18,445	0.08%
		4,513,905	18.40%

Russian Federation – 7.72%
Gazprom PAO – ADR	78,673	350,918	1.42%
LUKOIL PJSC – ADR	11,200	593,144	2.42%
MMC Norilsk Nickel PJSC	22,575	360,184	1.47%
Rosneft Oil Co. – GDR	104,200	590,814	2.41%
		1,895,060	7.72%

Singapore – 1.71%
Wilmar International, Ltd.	161,700	420,000	1.71%

South Africa – 3.20%
Reunert, Ltd.	78,981	422,496	1.72%
Sasol	12,770	363,119	1.48%
		785,615	3.20%

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Schedule of Investments (Continued)
February 28, 2017

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 93.18% (Continued)
Taiwan – 7.37%
Compal Electronics, Inc.	730,000	$457,386	1.86%
Hon Hai Precision
Industry Co., Ltd.	192,165	559,792	2.28%
Taiwan Semiconductor
Manufacturing Co., Ltd.	123,000	756,652	3.08%
Taiwan Semiconductor
Manufacturing
Co., Ltd. – ADR	1,125	35,404	0.15%
		1,809,234	7.37%

Thailand – 2.55%
Bangkok Bank Public Co. Ltd.	60,900	336,729	1.37%
Bangkok Bank Public
Co., Ltd. – NVDR	56,700	288,329	1.18%
		625,058	2.55%

Turkey – 1.94%
Akbank T.A.S.	199,472	476,330	1.94%

United Arab Emirates – 1.96%
Union National Bank PJSC	402,623	480,187	1.96%

United Kingdom – 5.41%
Antofagasta PLC	72,371	729,188	2.97%
Standard Chartered PLC (a)	66,667	597,596	2.44%
		1,326,784	5.41%

United States – 5.10%
Cognizant Technology
Solutions Corp. (a)	10,225	606,036	2.47%
Flextronics
International, Ltd. (a)	21,820	359,812	1.47%
Genpact, Ltd. (a)	11,740	284,577	1.16%
		1,250,425	5.10%
Total Common Stocks
(Cost $21,734,756)		22,861,685	93.18%

SHORT-TERM INVESTMENTS – 12.89%
Money Market Fund – 12.89%
Fidelity Institutional Money
Market Funds –
Government Portfolio –
Class I, 0.45% (b)	3,162,800	3,162,800	12.89%
Total Short-Term Investments
(Cost $3,162,800)		3,162,800	12.89%
Total Investments
(Cost $24,897,556) – 106.07%		26,024,485	106.07%
Liabilities in Excess
of Other Assets – (6.07)%		(1,490,344)	(6.07)%
TOTAL NET ASSETS – 100.00%		$24,534,141	100.00%

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
GDR	Global Depository Receipt
NVDR	Non-voting Depository Receipt
PAO	Public Joint Stock Company
PJSC	Private Joint Stock Company
PLC	Public Limited Company
(a)	Non-Income Producing Security.
(b)	The rate listed is the fund’s 7-day yield as of February 28, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Diversification
February 28, 2017

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Consumer Discretionary	$2,413,456	9.84%
Consumer Staples	838,380	3.42%
Energy	3,095,368	12.62%
Financials	5,131,302	20.91%
Health Care	109,977	0.45%
Industrials	1,815,274	7.40%
Information Technology	5,115,486	20.85%
Materials	2,119,414	8.64%
Telecommunication Services	1,296,545	5.28%
Utilities	926,483	3.77%
Total Common Stocks	22,861,685	93.18%
Total Short-Term Investments	3,162,800	12.89%
Total Investments	26,024,485	106.07%
Liabilities in Excess of Other Assets	(1,490,344)	(6.07)%
Total Net Assets	$24,534,141	100.00%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Portfolio Allocation
February 28, 2017 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments on long securities as of February 28, 2017.

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments on short securities as of February 28, 2017.

Pzena Long/Short Value Fund
Schedule of Investments
February 28, 2017

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 104.15%
Consumer Discretionary – 9.92%
Dollar General Corp. (d)	1,131	$82,586	1.57%
Ford Motor Co. (d)	4,460	55,884	1.07%
Hilton Grand Vacations, Inc. (a)	1	27	0.00%
Hilton Worldwide
Holdings, Inc.	1,036	59,259	1.13%
Interpublic Group
of Cos., Inc. (d)	1,799	43,356	0.83%
News Corp. – Class A (d)	3,222	41,306	0.79%
Omnicom Group, Inc. (d)	1,899	161,604	3.07%
Scripps Networks
Interactive, Inc. – Class A (d)	354	28,593	0.55%
Staples, Inc. (d)	5,280	47,467	0.91%
		520,082	9.92%

Consumer Staples – 4.99%
CVS Health Corp. (d)	1,149	92,586	1.77%
Wal-Mart Stores, Inc. (d)	2,387	169,310	3.22%
		261,896	4.99%

Energy – 8.96%
BP PLC – ADR (b) (d)	954	32,360	0.62%
Cenovus Energy, Inc. (b) (d)	1,993	25,231	0.48%
ConocoPhillips (d)	1,262	60,033	1.14%
ExxonMobil Corp. (d)	1,422	115,638	2.21%
Halliburton Co. (d)	1,776	94,945	1.81%
Murphy Oil Corp. (d)	2,072	58,617	1.12%
Royal Dutch
Shell PLC – ADR (b) (d)	814	42,238	0.81%
Superior Energy
Services, Inc. (a) (d)	2,462	40,623	0.77%
		469,685	8.96%

Financials – 37.09%
Allstate Corp. (d)	1,202	98,756	1.88%
American International
Group, Inc. (d)	1,403	89,680	1.71%
Axis Capital Holdings, Ltd. (b) (d)	2,744	190,160	3.64%
Bank of America Corp. (d)	5,651	139,468	2.66%
Brown & Brown, Inc. (d)	1,971	84,950	1.62%
Capital One Financial Corp. (d)	1,019	95,643	1.82%
Citigroup, Inc. (d)	2,011	120,278	2.29%
Everest Re Group, Ltd. (b) (d)	434	102,051	1.95%
Franklin Resources, Inc. (d)	2,362	101,660	1.94%
Goldman Sachs Group, Inc. (d)	454	112,619	2.15%
JPMorgan Chase & Co. (d)	1,116	101,132	1.93%
Metlife, Inc. (d)	1,339	70,217	1.34%
Morgan Stanley (d)	2,455	112,120	2.14%
Old Republic
International Corp. (d)	3,853	79,796	1.52%
Regions Financial Corp. (d)	3,386	51,704	0.99%
Renaissancere
Holdings, Ltd. (b) (d)	694	102,462	1.95%
State Street Corp. (d)	726	57,869	1.10%
UBS Group AG (b) (d)	1,947	29,925	0.57%
Validus Holdings, Ltd. (b) (d)	1,596	92,025	1.75%
Voya Financial, Inc. (d)	2,727	112,434	2.14%
		1,944,949	37.09%

Health Care – 23.13%
Abbott Laboratories (d)	1,254	56,530	1.08%
AbbVie, Inc. (d)	1,459	90,225	1.72%
AmerisourceBergen Corp. (d)	1,026	93,889	1.79%
Amgen, Inc. (d)	622	109,802	2.09%
Biogen, Inc. (a) (d)	256	73,882	1.41%
Cigna Corp. (d)	747	111,228	2.12%
DaVita, Inc. (a) (d)	1,400	97,174	1.85%
Gilead Sciences, Inc. (d)	480	33,830	0.65%
Laboratory Corp. of
America Holdings (a) (d)	559	79,523	1.52%
McKesson Corp. (d)	468	70,261	1.34%
Medtronic PLC (b) (d)	1,242	100,490	1.92%
Patterson Cos., Inc. (d)	519	23,589	0.45%
Pfizer, Inc. (d)	2,726	93,011	1.77%
Premier, Inc. – Class A (a) (d)	3,035	95,390	1.82%
Varian Medical
Systems, Inc. (a) (d)	1,003	84,142	1.60%
		1,212,966	23.13%

Industrials – 5.88%
AECOM
Technology Corp. (a) (d)	1,391	50,563	0.96%
Dover Corp. (d)	1,079	86,428	1.65%
Parker Hannifin Corp. (d)	500	77,420	1.48%
Terex Corp. (d)	3,000	93,720	1.79%
		308,131	5.88%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Investments (Continued)
February 28, 2017

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 104.15% (Continued)
Information Technology – 14.18%
Amdocs, Ltd. (b) (d)	1,519	$92,127	1.76%
Avnet, Inc. (d)	2,171	100,040	1.91%
Cognizant Technology
Solutions Corp. (a) (d)	1,352	80,133	1.53%
Genpact, Ltd. (a) (b) (d)	3,729	90,391	1.72%
Hewlett Packard
Enterprise Co. (d)	3,469	79,163	1.51%
HP, Inc. (d)	1,701	29,546	0.56%
Intel Corp. (d)	1,759	63,676	1.21%
ON Semiconductor
Corp. (a) (d)	6,485	98,118	1.87%
Oracle Corp. (d)	1,824	77,684	1.48%
Seagate Technology
PLC (b) (d)	681	32,817	0.63%
		743,695	14.18%
Total Common Stocks
(Cost $4,842,574)		5,461,404	104.15%

REITS – 4.61%
Financials – 4.61%
Hospitality Properties Trust (d)	1,182	37,564	0.72%
Lamar Advertising
Co. – Class A (d)	2,494	188,247	3.59%
Park Hotels & Resorts, Inc. (d)	622	15,881	0.30%
Total REITS (Cost $188,184)		241,692	4.61%

SHORT-TERM INVESTMENTS – 4.57%
Money Market Funds – 4.57%
Fidelity Institutional Money
Market Funds –
Government Portfolio –
Class I, 0.45% (c)	132,000	132,000	2.51%
Morgan Stanley Institutional
Liquidity Funds –
Government Portfolio –
Class I, 0.48% (c)	107,868	107,868	2.06%
Total Short-Term Investments
(Cost $239,868)		239,868	4.57%
Total Investments
(Cost $5,270,626) – 113.33%		5,942,964	113.33%
Liabilities in Excess
of Other Assets – (13.33)%		(698,827)	(13.33)%
TOTAL NET ASSETS – 100.00%		$5,244,137	100.00%

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-Income Producing Security.
(b)	Foreign Issued Security.
(c)	The rate listed is the fund’s 7-day yield as of February 28, 2017.
(d)	All or a portion of the security has been pledged in connection with open short securities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Securities Sold Short
February 28, 2017

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 48.47%
Consumer Discretionary – 2.04%
Goodyear Tire & Rubber Co.	1,098	$38,485	0.74%
Home Depot, Inc.	280	40,575	0.77%
Pool Corp.	241	27,645	0.53%
		106,705	2.04%

Consumer Staples – 0.95%
Post Holdings, Inc. (a)	286	23,415	0.45%
Sysco Corp.	498	26,254	0.50%
		49,669	0.95%

Energy – 7.97%
Cabot Oil & Gas Corp.	1,600	35,040	0.67%
Cimarex Energy Co.	190	23,887	0.45%
Core Laboratories N.V. (b)	339	38,788	0.74%
Diamondback Energy, Inc. (a)	344	34,696	0.66%
EOG Resources, Inc.	386	37,438	0.71%
Helmerich & Payne, Inc.	561	38,356	0.73%
Laredo Petroleum, Inc. (a)	2,752	38,060	0.73%
Newfield Exploration Co. (a)	936	34,127	0.65%
Occidental Petroleum Corp.	527	34,545	0.66%
PDC Energy, Inc. (a)	548	37,039	0.71%
Pioneer Natural Resources Co.	202	37,566	0.72%
Range Resources Corp.	1,025	28,310	0.54%
		417,852	7.97%

Financials – 3.49%
Cincinnati Financial Corp.	477	34,802	0.66%
Erie Indemnity Co. – Class A	290	34,397	0.66%
Home BancShares, Inc.	1,427	40,156	0.77%
MarketAxess Holdings, Inc.	205	40,022	0.76%
TFS Financial Corp.	1,991	33,827	0.64%
		183,204	3.49%

Health Care – 10.77%
ACADIA
Pharmaceuticals, Inc. (a)	1,216	46,342	0.88%
Agilent Technologies, Inc.	751	38,526	0.73%
Alnylam
Pharmaceuticals, Inc. (a)	1,013	52,311	1.00%
athenahealth, Inc. (a)	233	27,478	0.52%
BioMarin Pharmaceutical, Inc. (a)	416	39,075	0.75%
DexCom, Inc. (a)	446	34,859	0.66%
Edwards Lifesciences Corp. (a)	282	26,519	0.51%
Illumina, Inc. (a)	241	40,344	0.77%
Intercept Pharmaceuticals, Inc. (a)	348	44,401	0.85%
Intrexon Corp. (a)	1,314	29,250	0.56%
Mettler-Toledo
International, Inc. (a)	56	26,668	0.51%
Neurocrine
Biosciences, Inc. (a)	878	38,773	0.74%
Puma Biotechnology, Inc. (a)	1,104	40,517	0.77%
Regeneron
Pharmaceuticals, Inc. (a)	94	35,109	0.67%

Vertex Pharmaceuticals, Inc. (a)	492	44,585	0.85%
		564,757	10.77%

Industrials – 6.45%
A.O. Smith Corp.	767	38,626	0.74%
Curtiss-Wright Corp.	298	29,153	0.56%
Emerson Electric Co.	659	39,606	0.75%
Genesee & Wyoming, Inc. –
Class A (a)	518	38,405	0.73%
HD Supply Holdings, Inc. (a)	979	42,097	0.80%
Huntington Ingalls
Industries, Inc.	204	44,574	0.85%
Macquarie Infrastructure Corp.	315	24,236	0.46%
Southwest Airlines Co.	779	45,026	0.86%
Watsco, Inc.	246	36,475	0.70%
		338,198	6.45%

Information Technology – 12.73%
Adobe Systems, Inc. (a)	206	24,378	0.46%
Atlassian Corp PLC –
Class A (a) (b)	1,213	34,498	0.66%
Blackbaud, Inc.	585	41,839	0.80%
CoreLogic, Inc. (a)	593	23,240	0.44%
CoStar Group, Inc. (a)	197	40,026	0.76%
CSRA, Inc.	1,135	33,846	0.65%
Cypress Semiconductor Corp.	2,607	34,595	0.66%
Fortinet, Inc. (a)	1,075	40,151	0.77%
Global Payments, Inc.	508	40,483	0.77%
Guidewire Software, Inc. (a)	534	29,178	0.56%
Manhattan Associates, Inc. (a)	598	29,990	0.57%
Maxim Integrated Products, Inc.	825	36,547	0.70%
Mobileye N.V. (a) (b)	597	27,175	0.52%
Palo Alto Networks, Inc. (a)	214	32,507	0.62%
ServiceNow, Inc. (a)	424	36,854	0.70%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Securities Sold Short (Continued)
February 28, 2017

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 48.47% (Continued)
Information Technology – 12.73% (Continued)
Tableau Software, Inc. (a)	481	$25,368	0.48%
Twitter, Inc. (a)	1,891	29,821	0.57%
Ultimate Software
Group, Inc. (a)	164	31,716	0.60%
ViaSat, Inc. (a)	548	37,724	0.72%
Workday, Inc. – Class A (a)	455	37,733	0.72%
		667,669	12.73%

Materials – 2.72%
Ball Corp.	470	34,559	0.66%
Dow Chemical Co.	548	34,118	0.65%
Nucor Corp.	611	38,230	0.73%
Vulcan Materials Co.	296	35,701	0.68%
		142,608	2.72%

Telecommunication Services – 1.35%
Level 3 Communications, Inc. (a)	670	38,357	0.73%
U.S. Cellular Corp. (a)	872	32,604	0.62%
		70,961	1.35%
Total Common Stocks
(Proceeds $2,454,668)		2,541,623	48.47%

REITS – 3.90%
Financials – 3.90%
Forest City Realty Trust, Inc.	1,793	40,970	0.78%
Gramercy Property Trust	1,305	36,488	0.69%
Macerich Co.	347	23,381	0.45%
SBA Communications Corp. (a)	370	42,835	0.82%
SL Green Realty Corp.	327	36,846	0.70%
Vornado Realty Trust	218	23,952	0.46%
Total REITS
(Proceeds $192,854)		204,472	3.90%
Total Securities Sold Short
(Proceeds $2,647,522) – 52.37%		$2,746,095	52.37%

Percentages are stated as a percent of net assets.

As of February 28, 2017 cash and securities of $8,284,971 has been pledged in connection with open short securities.

REIT	Real Estate Investment Trust
PLC	Public Limited Company
(a)	Non-Income Producing Security.
(b)	Foreign Issued Security

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Portfolio Allocation
February 28, 2017

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 28, 2017.

Pzena Small Cap Value Fund
Schedule of Investments
February 28, 2017

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 96.71%
Consumer Discretionary – 3.95%
Dana Holding Corp.	15,535	$293,456	1.98%
Stoneridge, Inc. (a)	17,268	291,657	1.97%
		585,113	3.95%

Consumer Staples – 2.03%
Universal Corp.	4,449	301,197	2.03%

Energy – 3.57%
Murphy Oil Corp.	13,363	378,039	2.55%
Superior Energy
Services, Inc. (a)	9,144	150,876	1.02%
		528,915	3.57%

Financials – 28.36%
American Equity Investment
Life Holding Co.	19,299	519,336	3.50%
Argo Group International
Holdings, Ltd. (b)	5,636	377,330	2.55%
Aspen Insurance
Holdings, Ltd. (b)	9,268	519,472	3.50%
Associated Banc-Corp	20,058	516,494	3.48%
Endurance Specialty
Holdings, Ltd. (b)	2,300	213,739	1.44%
First Midwest Bancorp, Inc.	12,187	297,728	2.01%
Genworth Financial, Inc. (a)	18,800	76,892	0.52%
Hope Bancorp, Inc.	20,825	445,655	3.01%
Synovus Financial Corp.	8,855	373,858	2.52%
TCF Financial Corp.	17,023	296,200	2.00%
Webster Financial Corp.	8,061	442,791	2.99%
WSFS Financial Corp.	2,737	124,807	0.84%
		4,204,302	28.36%

Health Care – 6.24%
Owens & Minor, Inc.	15,058	543,293	3.66%
Triple-S Management
Corp. – Class B (a) (b)	20,478	382,324	2.58%
		925,617	6.24%

Industrials – 36.16%
Actuant Corp. – Class A	19,645	521,575	3.52%
ARC Document
Solutions, Inc. (a)	31,743	127,607	0.86%
Chart Industries, Inc. (a)	11,547	410,958	2.77%
Columbus McKinnon Corp.	6,815	175,895	1.19%
Cubic Corp.	8,580	450,879	3.04%
Essendant, Inc.	31,475	501,397	3.38%
General Cable Corp.	18,423	307,664	2.08%
Gibraltar Industries, Inc. (a)	2,975	123,314	0.83%
JELD-WEN Holding, Inc. (a)	13,500	421,740	2.84%
KBR, Inc.	18,200	273,910	1.85%
Masonite
International Corp. (a) (b)	8,536	666,661	4.49%
Ply Gem Holdings, Inc. (a)	8,580	149,292	1.01%
Terex Corp.	14,076	439,734	2.97%
TriMas Corp. (a)	25,865	570,323	3.84%
Wesco Aircraft
Holdings, Inc. (a)	18,236	220,656	1.49%
		5,361,605	36.16%

Information Technology – 16.40%
Anixter International, Inc. (a)	4,424	368,519	2.49%
Diodes, Inc. (a)	11,772	280,998	1.90%
Insight Enterprises, Inc. (a)	8,439	357,476	2.41%
ON Semiconductor Corp. (a)	24,487	370,488	2.50%
ScanSource, Inc. (a)	12,250	493,062	3.32%
VeriFone Systems, Inc. (a)	19,200	396,864	2.68%
Virtusa Corp. (a)	5,268	163,361	1.10%
		2,430,768	16.40%
Total Common Stocks
(Cost $12,962,319)		14,337,517	96.71%

REITS – 0.98%
Financials – 0.98%
DiamondRock Hospitality Co.	13,346	145,071	0.98%
Total REITS (Cost $137,271)		145,071	0.98%

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Schedule of Investments (Continued)
February 28, 2017

			% of
	Shares	Fair Value	Net Assets
SHORT-TERM INVESTMENTS – 2.91%
Money Market Fund – 2.91%
Fidelity Institutional Money
Market Funds –
Government Portfolio –
Class I, 0.45% (c)	431,188	$431,188	2.91%
Total Short-Term Investments
(Cost $431,188)		431,188	2.91%
Total Investments
(Cost $13,530,778) – 100.60%		14,913,776	100.60%
Liabilities in Excess
of Other Assets – (0.60)%		(89,550)	(0.60)%
TOTAL NET ASSETS – 100.00%		$14,824,226	100.00%

Percentages are stated as a percent of net assets.

REIT	Real Estate Investment Trust
(a)	Non-Income Producing Security.
(b)	Foreign Issued Security.
(c)	The rate listed is the fund’s 7-day yield as of February 28, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities
February 28, 2017

		PZENA
	PZENA	EMERGING	PZENA	PZENA
	MID CAP	MARKETS	LONG/SHORT	SMALL CAP
	VALUE FUND	VALUE FUND	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value (cost $4,827,090,
$24,897,556, $5,270,626 and $13,530,778, respectively)	$5,556,978	$26,024,485	$5,942,964	$14,913,776
Foreign currency, at value (cost $0, $6,406, $0 and $0, respectively)	—	6,397	—	—
Cash	—	1,863	—	—
Deposits for short sales	—	—	2,771,833	—
Receivables
Due from Advisor (Note 4)	10,768	1,132	22,957	2,201
Dividends and interest	8,503	45,779	11,022	8,088
Fund shares sold	4,578	251,921	9,566	59,849
Securities sold	1,312	2,247	—	—
Dividend tax reclaim	—	5,169	—	—
Prepaid expenses	18,223	17,355	14,707	6,868
Total assets	5,600,362	26,356,348	8,773,049	14,990,782
LIABILITIES:
Short securities, at value (proceeds received $0, $0,
$2,647,522 and $0, respectively)	—	—	2,746,095	—
Payables
Margin	—	—	718,688	—
Securities purchased	54,651	1,754,602	—	100,104
Fund shares redeemed	—	—	—	3,630
Audit fees	21,000	21,000	21,000	16,400
Administration and fund accounting fees	14,050	16,710	15,188	14,047
Transfer agent fees and expenses	5,618	8,612	5,655	7,580
12b-1 fees	2,623	2,040	1,846	8,002
Shareholder reporting	2,094	6,790	3,993	7,569
Chief Compliance Officer fee	1,500	1,500	1,500	1,500
Custody fees	888	6,131	11,162	1,089
Shareholder servicing fees	195	182	93	439
Miscellaneous	16	765	668	447
Legal fees	—	2,265	1,491	3,957
Trustee fees	—	1,060	239	1,792
Currency	—	550	—	—
Dividends payable	—	—	1,294	—
Total liabilities	102,635	1,822,207	3,528,912	166,556
NET ASSETS	$5,497,727	$24,534,141	$5,244,137	$14,824,226
NET ASSETS CONSIST OF:
Capital Stock	$4,735,562	$24,808,360	$4,817,398	$13,391,893
Accumulated net investment loss	(209)	(18,178)	(2,500)	—
Accumulated net realized gain/(loss) from investments and options	32,486	(1,385,103)	(144,526)	49,335
Unrealized net appreciation/(depreciation) on:
Investments	729,888	1,129,062	672,338	1,382,998
Securities sold short	—	—	(98,573)	—
Total Net assets	$5,497,727	$24,534,141	$5,244,137	$14,824,226
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$2,740,999	$2,713,338	$1,236,104	$5,710,659
Shares outstanding (unlimited number of shares, no par value)	223,600	286,455	117,322	477,423
Net asset value, offering and redemption price per share(1)	$12.26	$9.47	$10.54	$11.96
Institutional Class:
Net assets	$2,756,728	$21,820,803	$4,008,033	$9,113,567
Shares outstanding (unlimited number of shares, no par value)	224,652	2,302,690	377,222	759,805
Net asset value, offering and redemption price per share(1)	$12.27	$9.48	$10.63	$11.99

(1)
A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase for the Mid Cap Value Fund and Small Cap Value Fund and 60 days for the Emerging Markets Value Fund and Long/Short Value Fund.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations
For the year ended February 28, 2017

		PZENA
	PZENA	EMERGING	PZENA	PZENA
	MID CAP	MARKETS	LONG/SHORT	SMALL CAP
	VALUE FUND	VALUE FUND	VALUE FUND	VALUE FUND(1)
INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld and issuance
fees of $115, $44,030, $10 and $0, respectively)	$62,593	$340,127	$112,322	$61,596
Interest income	403	1,461	315	921
Total investment income	62,996	341,588	112,637	62,517

EXPENSES:
Administration and accounting fees (Note 4)	83,662	95,603	91,458	70,301
Transfer agent fees and expenses (Note 4)	32,924	39,601	32,920	31,007
Federal and state registration fees	27,476	27,651	27,686	30,457
Investment advisory fees (Note 4)	27,041	141,580	69,261	51,648
Audit fees	21,545	21,544	21,545	16,400
Trustee fees and expenses	9,011	10,675	9,618	9,504
Chief Compliance Officer fees and expenses (Note 4)	8,825	8,825	8,825	7,500
Custody fees (Note 4)	4,958	37,513	114,518	5,261
Other expenses	4,639	10,559	7,971	4,755
Distribution fees – Investor Class (Note 5)	3,618	2,807	2,718	8,434
Insurance expense	1,569	1,351	1,595	197
Shareholder servicing fees – Investor Class (Note 6)	1,447	1,123	1,087	3,373
Legal fees	1,265	3,320	5,127	7,465
Reports to shareholders	243	8,790	2,006	9,928
Total expenses before dividend expense on
securities sold short and interest expense	228,223	410,942	396,335	256,230
Dividend and interest expense on securities sold short	—	—	31,156	—
Interest expense	—	—	4,904	—
Total expenses before reimbursement from Advisor	228,223	410,942	432,395	256,230
Expense reimbursement from Advisor (Note 4)	(189,357)	(230,037)	(311,724)	(179,183)
Net expenses	38,866	180,905	120,671	77,047
NET INVESTMENT INCOME/(LOSS)	24,130	160,683	(8,034)	(14,530)

REALIZED AND UNREALIZED GAINS/(LOSSES):
Net realized gain/(loss) on:
Investments	59,757	(795,022)	174,311	72,697
Securities sold short	—	—	(243,376)	—
Net change in unrealized appreciation/(depreciation) on:
Investments	1,087,147	5,344,045	1,216,613	1,382,998
Securities sold short	—	—	(353,934)	—
Net gain on investments	1,146,911	4,557,397	793,614	1,441,165

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$1,171,034	$4,709,706	$785,580	$1,441,165

(1)	Represents the period April 27, 2016 (commencement of operations) to February 28, 2017.

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 28,	February 29,
	2017	2016
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$24,130	$21,714
Net realized gain on Investments	59,757	56,075
Change in unrealized appreciation/(depreciation) on investments	1,087,147	(487,208)
Net increase/(decrease) in net assets resulting from operations	1,171,034	(409,419)

DISTRIBUTIONS:
Net investment income – Investor Class	(9,808)	(5,334)
Net investment income – Institutional Class	(18,524)	(12,375)
Net realized gain on investments – Investor Class	—	(30,126)
Net realized gain on investments – Institutional Class	—	(46,140)
Net decrease in net assets resulting from distributions paid	(28,332)	(93,975)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,650,732	1,103,143
Proceeds from shares subscribed – Institutional Class	552,876	1,407,389
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	9,776	35,460
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	18,524	58,515
Payments for shares redeemed – Investor Class	(450,970)	(1,033,142)
Payments for shares redeemed – Institutional Class	(7,664)	(1,040,754)
Net increase in net assets derived from capital share transactions	1,773,274	530,611

TOTAL INCREASE IN NET ASSETS	2,915,976	27,217

NET ASSETS:
Beginning of year	2,581,751	2,554,534
End of year	$5,497,727	$2,581,751

Accumulated net investment income/(loss), end of year	$(209)	$4,000

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	140,011	111,270
Shares sold – Institutional Class	48,143	139,574
Shares issued in reinvestments of dividends and distributions – Investor Class	821	3,671
Shares issued in reinvestments of dividends and distributions – Institutional Class	1,555	6,057
Shares redeemed – Investor Class	(38,323)	(103,109)
Shares redeemed – Institutional Class	(742)	(103,704)
Net increase in shares outstanding	151,465	53,759

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 28,	February 29,
	2017	2016
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$160,683	$202,674
Net realized loss on Investments	(795,022)	(304,238)
Change in unrealized appreciation/(depreciation) on investments	5,344,045	(3,533,890)
Net increase/(decrease) in net assets resulting from operations	4,709,706	(3,635,454)

DISTRIBUTIONS:
Net investment income – Investor Class	(7,718)	(15,269)
Net investment income – Institutional Class	(130,585)	(238,118)
Net decrease in net assets resulting from distributions paid	(138,303)	(253,387)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,593,027	919,401
Proceeds from shares subscribed – Institutional Class	7,206,057	306,624
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	7,705	15,269
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	110,494	200,470
Payments for shares redeemed – Investor Class	(61,907)	(1,015,916)
Payments for shares redeemed – Institutional Class	(5,067)	(1,701,949)
Net increase/(decrease) in net assets derived from capital share transactions	8,850,309	(1,276,101)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	13,421,712	(5,164,942)

NET ASSETS:
Beginning of year	11,112,429	16,277,371
End of year	$24,534,141	$11,112,429

Accumulated net investment loss, end of year	$(18,178)	$(32,184)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	172,159	115,409
Shares sold – Institutional Class	761,841	37,507
Shares issued in reinvestments of dividends and distributions – Investor Class	872	2,141
Shares issued in reinvestments of dividends and distributions – Institutional Class	12,514	28,116
Shares redeemed – Investor Class	(6,841)	(128,514)
Shares redeemed – Institutional Class	(590)	(205,609)
Net increase/(decrease) in shares outstanding	939,955	(150,950)

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 28,	February 29,
	2017	2016
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss	$(8,034)	$(19,766)
Net realized gain/(loss) on investments:	(69,065)	186,684
Net change in unrealized appreciation/(depreciation) on investments	862,679	(299,579)
Net increase/(decrease) in net assets resulting from operations	785,580	(132,661)

DISTRIBUTIONS:
From net realized gain on investments – Investor Class	(10,155)	—
From net realized gain on investments – Institutional Class	(32,826)	—
Net decrease in net assets resulting from distributions paid	(42,981)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	127,970	956,318
Proceeds from shares subscribed – Institutional Class	181,292	1,207,143
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	10,140	—
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	32,826	—
Payments for shares redeemed – Investor Class	(39,094)	(950,318)
Payments for shares redeemed – Institutional Class	(8,787)	(955,020)
Net increase in net assets derived from capital share transactions	304,347	258,123

TOTAL INCREASE IN NET ASSETS	1,046,946	125,462

NET ASSETS:
Beginning of year	4,197,191	4,071,729
End of year	$5,244,137	$4,197,191

Accumulated net investment loss, end of year	$(2,500)	$—

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	13,112	106,134
Shares sold – Institutional Class	18,093	133,260
Shares issued in reinvestments of dividends and distributions – Investor Class	979	—
Shares issued in reinvestments of dividends and distributions – Institutional Class	3,144	—
Shares redeemed – Investor Class	(4,175)	(105,474)
Shares redeemed – Institutional Class	(872)	(105,646)
Net increase in shares outstanding	30,281	28,274

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Statement of Changes in Net Assets

For the Period
April 27, 2016*
through
February 28,
2017
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss	$(14,530)
Net realized gain on investments	72,697
Net change in unrealized appreciation on investments:	1,382,998
Net increase in net assets resulting from operations	1,441,165

DISTRIBUTIONS:
Net realized gain on investments – Investor Class	(5,780)
Net realized gain on investments – Institutional Class	(3,052)
Net decrease in net assets resulting from distributions paid	(8,832)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	4,921,110
Proceeds from shares subscribed – Institutional Class	8,953,387
Net asset value of shares issued to shareholders in payment of distributions declared – Investor Class	5,781
Net asset value of shares issued to shareholders in payment of distributions declared – Institutional Class	1,663
Payments for shares redeemed – Investor Class	(293,783)
Payments for shares redeemed – Institutional Class	(196,265)
Net increase in net assets derived from capital share transactions	13,391,893

TOTAL INCREASE IN NET ASSETS	14,824,226

NET ASSETS:
Beginning of period	—
End of period	$14,824,226

Accumulated net investment loss, end of period	$—

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	503,183
Shares sold – Institutional Class	776,104
Shares issued in reinvestments of dividends and distributions – Investor Class	481
Shares issued in reinvestments of dividends and distributions – Institutional Class	138
Shares redeemed – Investor Class	(26,241)
Shares redeemed – Institutional Class	(16,437)
Net increase in shares outstanding	1,237,228

*  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Statement of Cash Flows

For the Fiscal
Year Ended
February 28, 2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$785,580
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(2,955,926)
Purchases to cover securities sold short	(4,745,537)
Proceeds from sales of long-term investments	3,313,956
Proceeds from securities sold short	4,463,422
Purchases of short-term investments, net	(236,140)
Net realized gain on investments	(174,311)
Net realized loss on short transactions	243,376
Change in unrealized depreciation on investments	(1,216,613)
Change in unrealized appreciation on short transactions	353,934
(Increases)/Decreases in operating assets:
Decrease in dividends and interest receivable	759
Increase in deposits at broker for short sales	(372,917)
Increase in receivable from Advisor	(3,197)
Increase in prepaid expenses and other assets	(1,819)
Increases/(Decreases) in operating liabilities:
Decrease in dividends payable on short positions	1,294
Increase in payable to broker	291,671
Decrease in payable for distribution fees	(394)
Decrease in payable to Trustees	(468)
Decrease in other accrued expenses	(1,394)
Net cash used in operating activities	(254,724)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	302,620
Payment on shares redeemed	(47,881)
Cash distributions paid to shareholders	(15)
Net cash provided by financing activities	254,724

Net change in cash	—

CASH:
Beginning balance	—
Ending balance	$—

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$4,904
Non-cash financing activities – distributions reinvested	42,966
Non-cash financing activities – increase in receivable for Fund shares sold	6,642

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

			For the Period
			March 31, 2014(1)
	Year Ended	Year Ended	through
	February 28, 2017	February 29, 2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$8.70	$10.51	$10.00

Income from investment operations:
Net investment income	0.05	0.07	—
Net realized and unrealized gain/(loss) on investments	3.58	(1.55)	0.81
Total from investment operations	3.63	(1.48)	0.81

Less distributions:
Dividends from net investment income	(0.07)	(0.05)	(0.01)
Dividends from net realized gain on investments	—	(0.28)	(0.29)
Total distributions	(0.07)	(0.33)	(0.30)

Net asset value, end of period	$12.26	$8.70	$10.51

TOTAL RETURN	41.73%	-14.44%	8.36	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$2,741	$1,053	$1,148
Ratio of expenses to average net assets:
Before expense reimbursement	6.90%	8.51%	11.32	%(3)
After expense reimbursement	1.35%	1.17%	1.35	%(3)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(5.04)%	(6.64)%	(9.94	)%(3)
After expense reimbursement	0.51%	0.70%	0.03	%(3)
Portfolio turnover rate(4)	26%	43%	22	%(2)

(1)	Commencement of operations
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

			For the Period
			March 31, 2014(1)
	Year Ended	Year Ended	through
	February 28, 2017	February 29, 2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$8.70	$10.52	$10.00

Income from investment operations:
Net investment income	0.09	0.08	0.03
Net realized and unrealized gain/(loss) on investments	3.58	(1.55)	0.81
Total from investment operations	3.67	(1.47)	0.84

Less distributions:
Dividends from net investment income	(0.10)	(0.07)	(0.03)
Dividends from net realized gain on investments	—	(0.28)	(0.29)
Total distributions	(0.10)	(0.35)	(0.32)

Net asset value, end of period	$12.27	$8.70	$10.52

TOTAL RETURN	42.21%	-14.31%	8.73	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$2,757	$1,528	$1,407
Ratio of expenses to average net assets:
Before expense reimbursement	6.64%	8.25%	10.94	%(3)
After expense reimbursement	1.00%	1.00%	1.00	%(3)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(4.77)%	(6.39)%	(9.56	)%(3)
After expense reimbursement	0.87%	0.86%	0.38	%(3)
Portfolio turnover rate(4)	26%	43%	22	%(2)

(1)	Commencement of operations
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

			For the Period
			March 31, 2014(1)
	Year Ended	Year Ended	through
	February 28, 2017	February 29, 2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$6.74	$9.04	$10.00

Income from investment operations:
Net investment income	0.03	0.13	0.06
Net realized and unrealized gain/(loss) on investments	2.76	(2.29)	(0.99)
Total from investment operations	2.79	(2.16)	(0.93)

Less distributions:
Dividends from net investment income	(0.06)	(0.14)	(0.01)
Dividends from net realized gain on investments	—	—	(0.02)
Total distributions	(0.06)	(0.14)	(0.03)

Redemption fees retained	0.00 (5)	—	—

Net asset value, end of period	$9.47	$6.74	$9.04

TOTAL RETURN	41.63%	-24.02%	-9.28	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$2,713	$811	$1,186
Ratio of expenses to average net assets:
Before expense reimbursement	3.19%	3.26%	7.95	%(3)
After expense reimbursement	1.60%	1.55%	1.75	%(3)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(0.91)%	(0.36)%	(5.50	)%(3)
After expense reimbursement	0.68%	1.35%	0.70	%(3)
Portfolio turnover rate(4)	29%	22%	13	%(2)

(1)	Commencement of operations
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(5)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

			For the Period
			March 31, 2014(1)
	Year Ended	Year Ended	through
	February 28, 2017	February 29, 2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$6.74	$9.04	$10.00

Income from investment operations:
Net investment income	0.10	0.13	0.03
Net realized and unrealized gain/(loss) on investments	2.72	(2.27)	(0.93)
Total from investment operations	2.82	(2.14)	(0.90)

Less distributions:
Dividends from net investment income	(0.08)	(0.16)	(0.04)
Dividends from net realized gain on investments	—	—	(0.02)
Total distributions	(0.08)	(0.16)	(0.06)

Net asset value, end of period	$9.48	$6.74	$9.04

TOTAL RETURN	42.01%	-23.78%	-9.06	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$21,821	$10,302	$15,092
Ratio of expenses to average net assets:
Before expense reimbursement	2.88%	3.02%	4.48	%(3)
After expense reimbursement	1.25%	1.40%	1.40	%(3)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(0.45)%	(0.15)%	(2.79	)%(3)
After expense reimbursement	1.18%	1.47%	0.29	%(3)
Portfolio turnover rate(4)	29%	22%	13	%(2)

(1)	Commencement of operations
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

			For the Period
			March 31, 2014(1)
	Year Ended	Year Ended	through
	February 28, 2017	February 29, 2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$9.01	$9.32	$10.00

Income from investment operations:
Net investment loss	(0.04)	(0.05)	(0.10)
Net realized and unrealized gain/(loss) on investments	1.66	(0.26)	(0.07)
Total from investment operations	1.62	(0.31)	(0.17)

Less distributions:
Dividends from net realized gain on investments	(0.09)	—	(0.51)
Total distributions	(0.09)	—	(0.51)

Net asset value, end of period	$10.54	$9.01	$9.32

TOTAL RETURN	18.00%	-3.33%	-1.70	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$1,236	$967	$995
Ratio of expenses to average net assets:
Before expense reimbursement	9.63%	10.64%	14.15	%(3)
After expense reimbursement	2.88%	2.97%	3.12	%(3)
Ratio of Expenses excluding dividend and interest expense
on short positions to average net assets:
Before expense reimbursement and/or waivers	8.85%	9.58%	13.13	%(3)
After expense reimbursements and/or waivers	2.10%	1.91%	2.10	%(3)
Ratio of net investment loss to average net assets:
Before expense reimbursement	(7.19)%	(8.27)%	(12.20	)%(3)
After expense reimbursement	(0.44)%	(0.60)%	(1.17	)%(3)
Portfolio turnover rate(4)(5)(6)	59%	51%	148	%(2)

(1)	Commencement of operations
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(5)	The net investment loss ratios include dividend and interest expense on short positions.
(6)	Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

			For the Period
			March 31, 2014(1)
	Year Ended	Year Ended	through
	February 28, 2017	February 29, 2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$9.05	$9.35	$10.00

Income from investment operations:
Net investment income	(0.01)	(0.04)	(0.04)
Net realized and unrealized gain/(loss) on investments	1.68	(0.26)	(0.10)
Total from investment operations	1.67	(0.30)	(0.14)

Less distributions:
Dividends from net realized gain on investments	(0.09)	—	(0.51)
Total distributions	(0.09)	—	(0.51)

Net asset value, end of period	$10.63	$9.05	$9.35

TOTAL RETURN	18.48%	-3.21%	-1.39	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$4,088	$3,230	$3,077
Ratio of expenses to average net assets:
Before expense reimbursement	9.28%	10.39%	13.32	%(3)
After expense reimbursement	2.53%	2.81%	2.79	%(3)
Ratio of Expenses excluding dividend and interest expense
on short positions to average net assets:
Before expense reimbursement and/or waivers	8.50%	9.33%	12.28	%(3)
After expense reimbursements and/or waivers	1.75%	1.75%	1.75	%(3)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(6.84)%	(8.02)%	(11.27	)%(3)
After expense reimbursement	(0.09)%	(0.44)%	(0.74	)%(3)
Portfolio turnover rate(4)(5)(6)	59%	51%	148	%(2)

(1)	Commencement of operations
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(5)	The net investment loss ratios include dividend and interest expense on short positions.
(6)	Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

	For the Period
	April 27, 2016(1)
	through
	February 28, 2017
PER SHARE DATA:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gain on investments	2.00
Total from investment operations	1.97

Less distributions:
Dividends from net realized gain on investments	(0.01)
Total distributions	(0.01)

Redemption fees retained(5)	0.00

Net asset value, end of period	$11.96

TOTAL RETURN	19.72	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$5,711
Ratio of expenses to average net assets:
Before expense reimbursement	4.96	%(3)
After expense reimbursement	1.55	%(3)
Ratio of net investment loss to average net assets:
Before expense reimbursement	(3.79	)%(3)
After expense reimbursement	(0.38	)%(3)
Portfolio turnover rate(4)	13	%(2)

(1)	Commencement of operations
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(5)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

	For the Period
	April 27, 2016(1)
	through
	February 28, 2017
PER SHARE DATA:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment loss	(0.00	)(5)
Net realized and unrealized gain/(loss) on investments	2.00
Total from investment operations	2.00

Less distributions:
Dividends from net investment income	(0.01)
Total distributions	(0.01)

Redemption fees retained(5)	0.00

Net asset value, end of period	$11.99

TOTAL RETURN	20.02	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$9,114
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	4.31	%(3)
After fee waivers and expense reimbursement	1.20	%(3)
Ratio of net investment loss to average net assets:
Before fee waivers and expense reimbursement	(3.20	)%(3)
After fee waivers and expense reimbursement	(0.09	)%(3)
Portfolio turnover rate(4)	13	%(2)

(1)	Commencement of operations
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(5)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Notes to Financial Statements
February 28, 2017

NOTE 1 – ORGANIZATION

The Pzena Mid Cap Value Fund (the “Mid Cap Value Fund”), Pzena Emerging Markets Value Fund (the “Emerging Markets Value Fund”), Pzena Long/Short Value Fund (the “Long/Short Value Fund”), and the Pzena Small Cap Value Fund (the “Small Cap Value Fund”), (collectively, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Funds are diversified funds.  The Mid Cap Value Fund, Emerging Markets Value Fund, and the Long/Short Value Fund commenced operations on March 31, 2014, while the Small Cap Value commenced operations on April 28, 2016.  The primary investment objective for each of the Funds is to achieve long-term capital appreciation.  Currently, each of the Funds offers Investor Class & Institutional Class shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Funds’ for the prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions, Dividends and Distributions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December.  The Funds may make any additional payment of dividends or distributions if they deem it desirable at any other time during the year.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Funds’ shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Funds are charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to the Funds are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allowed among the Funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended February 28, 2017, the Funds made the following permanent tax adjustments on the Statements of Assets and Liabilities:

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2017

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-In
	Income/(Loss)	Gain/(Loss)	Capital
Mid Cap Value Fund	$(7)	$7	$—
Emerging Markets Value Fund	(8,374)	8,374	—
Long/Short Value Fund	5,534	(864)	(4,670)
Small Cap Value Fund	14,530	(14,530)	—

Redemption Fees – The Funds charge a 1% redemption fee to shareholders who redeem shares held for 30 days or less for the Mid Cap Value Fund and the Small Cap Value Fund and 60 days for the Emerging Markets Value Fund and the Long/Short Value Fund. Such fees are retained by the applicable Fund and accounted for as an addition to paid-in capital.  During the year ended February 28, 2017, the Funds retained the following amounts in redemption fees:

Redemption Fees
Pzena Mid Cap Value Fund
Investor Class	$—
Institutional Class	—
Pzena Emerging Markets Value Fund
Investor Class	51
Institutional Class	—
Pzena Long Short Value Fund
Investor Class	—
Institutional Class	—
Pzena Small Cap Value Fund
Investor Class	3
Institutional Class	11

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

REITs – The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of each Fund’s distributions may also be designated as a return of capital.

Leverage and Short Sales – The Long/Short Value Fund may use leverage in connection with its investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.  The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short.  Such dividends and interest are recorded as an expense to the Fund.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2017

Derivatives – The Funds have adopted the financial account reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s result of operations and financial position.  During the year ended February 28, 2017 the Funds did not hold any derivative instruments.

New Accounting Pronouncement – In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of February 28, 2017, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00pm EST).

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Participatory Notes – Participatory notes are valued with an evaluated price provided by an independent pricing service.  These securities will generally be classified in level 2 of the fair value hierarchy.

Debt Securities – Debt securities, such as corporate bonds, asset backed securities, mortgage backed securities, municipal bonds, U.S. Treasuries and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2017

similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  Debt securities having a maturity of 60 days or less are valued at the evaluated mean between the bid and asked price.  These securities will generally be classified in level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  The Funds intend to hold no more than 15% of its net assets in illiquid securities.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144a securities, are not subject to the limitation on the Funds’ investment in illiquid securities if they are determined to be liquid in accordance with the procedures adopted by the Funds’ Board of Trustees.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider Fuunds’ many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determines its net asset value per share.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust that comprises representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ securities as of February 28, 2017.

Pzena Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$693,756	$—	$—	$693,756
Energy	463,162	—	—	463,162
Financials	1,856,969	—	—	1,856,969
Health Care	245,774	—	—	245,774
Industrials	824,893	—	—	824,893
Information Technology	904,762	—	—	904,762
Utilities	165,461	—	—	165,461
Total Common Stocks	5,154,777	—	—	5,154,777
REITs	167,416	—	—	167,416
Short-Term Investments	234,785	—	—	234,785
Total Investments in Securities	$5,556,978	$—	$—	$5,556,978

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2017

Pzena Emerging Markets Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$1,180,190	$—	$—	$1,180,190
Cayman Islands	483,907	—	—	483,907
China	3,932,020	—	—	3,932,020
Hong Kong	1,310,593	—	—	1,310,593
Hungary	449,949	—	—	449,949
India	—	1,270,553	—	1,270,553
Malaysia	350,946	—	—	350,946
Poland	300,929	—	—	300,929
Republic of Korea	4,513,905	—	—	4,513,905
Russian Federation	1,895,060	—	—	1,895,060
Singapore	420,000	—	—	420,000
South Africa	785,615	—	—	785,615
Taiwan	1,809,234	—	—	1,809,234
Thailand	625,058	—	—	625,058
Turkey	476,330	—	—	476,330
United Arab Emirates	480,187	—	—	480,187
United Kingdom	1,326,784	—	—	1,326,784
United States	1,250,425	—	—	1,250,425
Total Common Stocks	21,591,132	1,270,553	—	22,861,685
Short-Term Investments	3,162,800	—	—	3,162,800
Total Investments in Securities	$24,753,932	$1,270,553	$—	$26,024,485

Pzena Long/Short Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$520,082	$—	$—	$520,082
Consumer Staples	261,896	—	—	261,896
Energy	469,685	—	—	469,685
Financials	1,944,949	—	—	1,944,949
Health Care	1,212,966	—	—	1,212,966
Industrials	308,131	—	—	308,131
Information Technology	743,695	—	—	743,695
Total Common Stocks	5,461,404	—	—	5,461,404
REITs	241,692	—	—	241,692
Short-Term Investments	239,868	—	—	239,868
Total Investments in Securities	$5,942,964	$—	$—	$5,942,964

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$106,705	$—	$—	$106,705
Consumer Staples	49,669	—	—	49,669
Energy	417,852	—	—	417,852
Financials	183,204	—	—	183,204
Health Care	564,757	—	—	564,757
Industrials	338,198	—	—	338,198
Information Technology	667,669	—	—	667,669
Materials	142,608	—	—	142,608
Telecommunications Services	70,961	—	—	70,961
Total Common Stocks	2,541,623	—	—	2,541,623
REITs	204,472	—	—	204,472
Total Securities Sold Short	$2,746,095	$—	$—	$2,746,095

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2017

Refer to the Fund’s Schedule of Investments for a detailed break-out of holdings by sector classifications.

Transfers between levels are recognized at the end of the reporting period.  The Fund recognized no transfers between levels at February 28, 2017.  There were no level 3 securities held in the Fund during the year ended February 28, 2017.

Pzena Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$585,113	$—	$—	$585,113
Consumer Staples	301,197	—	—	301,197
Energy	528,915	—	—	528,915
Financials	4,204,302	—	—	4,204,302
Health Care	925,617	—	—	925,617
Industrials	5,361,605	—	—	5,361,605
Information Technology	2,430,768	—	—	2,430,768
Total Common Stocks	14,337,517	—	—	14,337,517
REITs	145,071	—	—	145,071
Short-Term Investments	431,188	—	—	431,188
Total Investments in Securities	$14,913,776	$—	$—	$14,913,776

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Pzena Investment Management, LLC. (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to each Fund.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly management fee, based upon the average daily net assets of the Funds at the annual rates of:

Mid Cap Value Fund	0.80%
Emerging Markets Value Fund	1.00%
Long/Short Value Fund	1.50%
Small Cap Value Fund	0.95%

For the period ended February 28, 2017, the advisory fees incurred by each of the Funds were as follows: $13,988 for the Mid Cap Value Fund, $16,437 for the Emerging Markets Value Fund, $28,910 for the Long/Short Value Fund and $11,524 for the Small Cap Value Fund. Advisory fees payable at February 28, 2017, were $3,220, $15,305, $5,953 and $9,323 respectively.  The amounts shown on the Statement of Assets and Liabilities are net amounts due to/from the Advisor.

The Funds are responsible for their own operating expenses.  For the year ended February 28, 2017, the Advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

		Emerging
	Mid Cap	Markets	Long/Short	Small Cap
	Value Fund	Value Fund	Value Fund	Value Fund
Investor Class	1.35%	1.60%	2.10%	1.55%
Institutional Class	1.00%	1.25%	1.75%	1.20%

Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended February 28, 2017, the Advisor reduced its fees and reduced other operating expenses in the amount of

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2017

$189,357 for the Mid Cap Value Fund, $230,037 for the Emerging Markets Value Fund, $311,724 for the Long/Short Value Fund, and $179,183 for the Small Cap Value Fund. Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the period of expiration are as follows:

	2018	2019	2020	Total
Mid Cap Value Fund	$195,295	$199,098	$189,357	$583,750
Emerging Markets Value Fund	223,175	225,062	230,037	678,274
Long/Short Value Fund	270,679	315,496	311,724	897,899
Small Cap Value Fund	—	—	179,183	179,183

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer, and transfer agent to the Funds.  U.S. Bank N.A. an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.  For the year ended February 28, 2017, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

		Emerging
	Mid Cap	Markets	Long/Short	Small Cap
	Value Fund	Value Fund	Value Fund	Value Fund
Administration & accounting	$83,662	$95,603	$91,458	$70,301
Custody	4,958	37,513	114,518	5,261
Transfer Agency(a)	31,805	33,569	32,414	27,722
Chief Compliance Officer	8,825	8,825	8,825	7,500

(a) Does not include out-of-pocket expenses

At February 28, 2017, the Funds had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

		Emerging
	Mid Cap	Markets	Long/Short	Small Cap
	Value Fund	Value Fund	Value Fund	Value Fund
Administration & accounting	$14,050	$16,710	$15,188	$14,047
Custody	888	6,131	11,162	1,089
Transfer Agency(a)	5,437	7,023	5,440	5,683
Chief Compliance Officer	1,500	1,500	1,500	1,500

(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended February 28, 2017, the Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, and Small Cap Value Fund incurred distribution expenses on their Investor Class shares of $3,618, $2,807, $2,718, and $8,434, respectively.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2017

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Investor Class shares.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended February 28, 2017, the Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, and Small Cap Value Fund incurred shareholder servicing expenses on their Investor Class shares of $1,447, $1,123, $1,087, and $3,373, respectively.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended February 28, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Mid Cap Value Fund	$2,471,694	$878,579
Emerging Markets Value Fund	11,654,968	4,178,616
Long/Short Value Fund	2,955,926	3,238,539
Small Cap Value Fund	13,798,808	771,915

There were no purchases or sales of long-term U.S. Government securities.

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940.  The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of February 28, 2017:

	Mid Cap Value Fund
	Investor Class	Institutional Class
Pzena Investment Management LLC	48%	70%

	Emerging Markets Value Fund
	Investor Class	Institutional Class
Pzena Investment Management LLC	36%	—
Strafe & Co.	28%	—
ValueQuest Partners LLC	—	67%

	Long/Short Value Fund
	Investor Class	Institutional Class
Pzena Investment Management LLC	91%	73%

	Small Cap Value Fund
	Investor Class	Institutional Class
Charles Schwab & Co. Inc.	75%	—
Pzena Investment Management LLC	—	51%

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2017

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 28, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Emerging
	Mid Cap	Markets	Long/Short	Small Cap
	Value Fund	Value Fund	Value Fund	Value Fund
Cost of investments(a)	$4,833,752	$24,942,086	$5,339,486	$13,530,778
Gross unrealized appreciation	876,330	2,294,493	943,367	1,843,995
Gross unrealized depreciation	(153,104)	(1,212,094)	(339,889)	(460,997)
Net unrealized appreciation/depreciation	723,226	1,082,399	603,478	1,382,998
Undistributed ordinary income	38,939	—	—	49,335
Total distributable earnings	38,939	—	—	49,335
Other accumulated gains/(losses)	—	(1,356,618)	(176,739)	—
Total accumulated earnings/(losses)	$762,165	$(274,219)	$426,739	$1,432,333

(a)	The difference between the book basis and tax basis net unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

At February 29, 2016, the Funds had the following tax basis capital losses to offset future capital gains:

	Capital Loss Carryover	Expires
Mid Cap Value Fund
Short-Term	—	—
Long-Term	—	—

	Capital Loss Carryover	Expires
Emerging Markets Value Fund
Short-Term	$197,028	Indefinite
Long-Term	$1,147,424	Indefinite

	Capital Loss Carryover	Expires
Long/Short Value Fund
Short-Term	$75,666	Indefinite
Long-Term	—	—

	Capital Loss Carryover	Expires
Small Cap Value Fund
Short-Term	—	—
Long-Term	—	—

The tax character of distributions paid during the year ended February 28, 2017 and for the year ended February 29, 2016 were as follows:

	Year Ended	Year Ended
	February 28, 2017	February 29, 2016
Mid Cap Value Fund
Ordinary income	$28,332	$35,180
Long Term Capital Gain	—	58,795

	Year Ended	Year Ended
	February 28, 2017	February 29, 2016
Emerging Markets Value Fund
Ordinary income	$138,303	$253,387

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2017

	Year Ended	Year Ended
	February 28, 2017	February 29, 2016
Long/Short Value Fund
Ordinary income	$—	$—
Long Term Capital Gain	42,981	—

	Year Ended	Year Ended
	February 28, 2017	February 29, 2016
Small Cap Value Fund
Ordinary income	$8,832	$—

Ordinary income distributions may include dividends paid from short-term capital gains.

At February 29, 2016, the following funds deferred, on a tax basis, post-October losses of:

	Post-October	Late Year Ordinary
	Capital Loss	Loss Deferral
Mid Cap Focused Value Fund	$—	$—
Emerging Markets Focused Value Fund	—	14,299
Long/Short Value Fund	—	2,500
Small Cap Value Fund	—	—

NOTE 10 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to all Funds, unless specifically noted.

• Market Risk. The value of each Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Funds, and you could lose money.

• Equity Risk. The risks that could affect the value of the Funds’ shares and the total return on your investment include the possibility that the equity securities held by the Funds will experience sudden, unpredictable drops in value or long periods of decline in value. Equity securities generally have greater price volatility than fixed income securities.

• Foreign Securities Risk. Foreign securities are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid than U.S. securities, which could affect the Funds’ investments. Foreign securities may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

• Value Style Investing Risk. The Adviser follows an investing style that favors value investments. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Funds may underperform other funds that use different investing styles.

• Mid Cap Company Risk (Mid Cap Value Fund). A mid cap company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

• Emerging Markets Risk (Emerging Markets Value Fund). Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

• Currency Risk (Emerging Markets Value Fund). Changes in foreign currency exchange rates will affect the value of what the Emerging Markets Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets and the risk is especially high in emerging markets.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2017

• P-Note Risk (Emerging Markets Value Fund). P-Notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity security, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with the Fund.

• Short Sales Risk (Long/Short Value Fund). A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Long/Short Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

• Portfolio Turnover Risk (Long/Short Value Fund). A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

• Small Cap Company Risk (Small Cap Value Fund). Investing in securities of small cap companies may involve greater risk than investing in larger, more established companies because they can be subject to more abrupt or erratic share price changes. Smaller companies may have limited product lines, or limited market or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile. These stocks present greater risks than securities of larger, more diversified companies.

NOTE 11 – SUBSEQUENT EVENT – REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1. Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2. Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	George T. Wofford, Independent Trustee
George J. Rebhan, Independent Trustee	Raymond B. Woolson, Independent Trustee

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	Raymond B. Woolson, Independent Trustee
George J. Rebhan, Independent Trustee

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Advisors Series Trust and
Shareholders of
Pzena Funds

We have audited the accompanying statements of assets and liabilities of the Pzena Mid Cap Value Fund, Pzena Emerging Markets Value Fund, Pzena Long/Short Value Fund,  and Pzena Small Cap Value Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of February 28, 2017, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period  March 31, 2014 (commencement of operations) to February 28, 2015, and with respect to Pzena Small Cap Value Fund only, the statements of operations and changes in net assets and the financial highlights for the period April 27, 2016 (commencement of operations) to February 28, 2017.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pzena Mid Cap Value Fund, Pzena Emerging Markets Value Fund, Pzena Long/Short Value Fund, and Pzena Small Cap Value Fund as of February 28, 2017, and the results of their operations, cash flows, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 1, 2017

Pzena Funds
Expense Example
February 28, 2017 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from September 1, 2016 to February 28, 2017 for each Pzena Fund.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pzena Funds
Expense Example (Continued)
February 28, 2017 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Investor Class	9/1/16	2/28/17	9/1/16 – 2/28/17
Actual
Mid Cap Value Fund	$1,000.00	$1,193.60	$7.34
Emerging Markets Value Fund	1,000.00	1,121.80	8.42
Long/Short Value Fund	1,000.00	1,133.50	11.11
Small Cap Value Fund	1,000.00	1,191.30	8.42

Hypothetical (5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,018.10	$6.76
Emerging Markets Value Fund	1,000.00	1,016.86	8.00
Long/Short Value Fund	1,000.00	1,014.38	10.49
Small Cap Value Fund	1,000.00	1,017.11	7.75

(1)
The Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, and the Small Cap Value Fund expenses are equal to the expense ratio of 1.35%, 1.60%, 2.10%, and 1.55% respectively, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the six month period of operation).  The ending account values in the table are based on its actual total returns of the Investor Class shares of the Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, and the Small Cap Value Fund.  Each of the Fund’s Investor Class shares returned 19.36%, 12.18%, 13.35% and 19.13% respectively.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Institutional Class	9/1/16	2/28/17	9/1/16 – 2/28/17
Actual
Mid Cap Value Fund	$1,000.00	$1,195.40	$5.44
Emerging Markets Value Fund	1,000.00	1,123.40	6.58
Long/Short Value Fund	1,000.00	1,135.80	9.27
Small Cap Value Fund	1,000.00	1,193.10	6.53

Hypothetical (5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,019.84	$5.01
Emerging Markets Value Fund	1,000.00	1,018.60	6.26
Long/Short Value Fund	1,000.00	1,016.12	8.75
Small Cap Value Fund	1,000.00	1,018.84	6.01

(2)
The Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, and the Small Cap Value Fund expenses are equal to the expense ratio of 1.00%, 1.25%, 1.75%, and 1.20% respectively, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the six month period of operation).  The ending account values in the table are based on its actual total returns of the Institutional Class shares of the Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, and the Small Cap Value Fund.  Each of the Fund’s Institutional Class shares returned 19.54%, 12.34%, 13.58% and 19.31% respectively.

Pzena Funds
Information about Trustees and Officers (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Age	Held with	of Time	During Past	Overseen by	Past Five
and Address	the Trust	Served	Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	4	Trustee, Advisors
(age 70)		term	Delta Housing Corporation		Series Trust (for
615 E. Michigan Street		since	(collegiate housing management)		series not
Milwaukee, WI 53202		March	(2012 to present); Trustee		affiliated with
		2014.	and Chair (2000 to 2012),		the Funds);
			New Covenant Mutual Funds		Independent
			(1999 to 2012); Director and		Trustee from
			Board Member, Alpha Gamma		1999 to 2012,
			Delta Foundation (philanthropic		New Covenant
			organization) (2005 to 2011).		Mutual Funds
(an open-end
investment
company with
4 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly President,	4	Trustee, Advisors
(age 82)		term	Hotchkis and Wiley Funds		Series Trust
615 E. Michigan Street		since	(mutual funds)		(for series not
Milwaukee, WI 53202		May	(1985 to 1993).		affiliated with
		2002.			the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior	4	Trustee, Advisors
(age 77)		term	Vice President, Federal Home		Series Trust
615 E. Michigan Street		since	Loan Bank of San Francisco.		(for series not
Milwaukee, WI 53202		February			affiliated with
		1997.			the Funds).

Pzena Funds
Information about Trustees and Officers (Unaudited) (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Age	Held with	of Time	During Past	Overseen by	Past Five
and Address	the Trust	Served	Five Years	Trustee(2)	Years(3)

Raymond B. Woolson	Trustee	Indefinite	President, Apogee Group, Inc.	4	Trustee, Advisors
(age 58)		term	(financial consulting firm)		Series Trust
615 E. Michigan Street		since	(1998 to present).		(for series not
Milwaukee, WI 53202		January			affiliated with
		2016.			the Funds);
Independent
Trustee,
DoubleLine Funds
Trust (an open-
end investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income Solutions
Fund, from 2010
to present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.
Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO, U.S. Bancorp	4	Trustee, Advisors
(age 69)	Trustee	term	Fund Services, LLC		Series Trust (for
615 E. Michigan Street		since	(May 1991 to present).		series not
Milwaukee, WI 53202		September	Manager, U.S. Bancorp Fund		affiliated with
		2008.	Services, LLC (1998 to present).		the Funs);
Director, U.S.
Bancorp Fund
Services, Ltd.
and U.S. Bancorp
Fund Services,
Limited, 2013 to
present; Director,
Quintillion
Limited, 2013
to present.

Pzena Funds
Information about Trustees and Officers (Unaudited) (Continued)

Term of
Office
and
	Position	Length
Name, Age	Held with	of Time	Principal Occupation
and Address	the Trust	Served	During Past Five Years

Officers

Joe D. Redwine	Chairman and	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 69)	Chief Executive	term since	(May 1991 to present); Manager, U.S. Bancorp Fund
615 E. Michigan Street	Officer	September 2007.	Services, LLC (1998 to present).
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite	Senior Vice President, Compliance and Administration,
(age 49)	Principal Executive	term since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Officer	June 2003.	(March 1997 to present).
Milwaukee, WI 53202

Cheryl L. King	Treasurer and	Indefinite	Vice President, Compliance and Administration,
(age 55)	Principal Financial	term since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Officer	December 2007.	(October 1998 to present).
Milwaukee, WI 53202

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 45)	Treasurer	term since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September 2013.	(June 2005 to present).
Milwaukee, WI 53202

Michael L. Ceccato	Vice President,	Indefinite	Senior Vice President, U.S. Bancorp Fund Services, LLC
(age 59)	Chief Compliance	term since	and Vice President, U.S. Bank N.A. (February 2008 to present).
615 E. Michigan Street	Officer and AML	September 2009.
Milwaukee, WI 53202	Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp Fund
(age 51)		term since	Services, LLC (May 2006 to present).
615 E. Michigan Street		September 2015.
Milwaukee, WI 53202

Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund Services, LLC
(age 30)	Secretary	term since	(July 2013 to present); Proxy Voting Coordinator and Class
615 E. Michigan Street		September 2015.	Action Administrator, Artisan Partners Limited Partnership
Milwaukee, WI 53202			(September 2012 to July 2013); Legal Internship, Artisan
Partners Limited Partnership (February 2012 to September
2012); J.D. Graduate, Marquette University Law School
(2009 to 2012).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 28, 2017, the Trust was comprised of 47 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-844-PZN-1996 (1-844-796-1996).

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited)

Pzena Mid Cap Focused Value Fund
Pzena Emerging Markets Focused Value Fund
Pzena Long/Short Value Fund

At a meeting held on December 2-3, 2015, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Pzena Investment Management, LLC for the Pzena Mid Cap Focused Value Fund, Pzena Emerging Markets Focused Value Fund, and Pzena Long/Short Value Fund (each, a “Fund,” and together, the “Funds”).  At this meeting, and at a prior meeting held on October 14-15, 2015, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds, noting that the Adviser currently serves as investment sub-adviser to a number of mutual funds not affiliated with the Trust and previously managed its own family of proprietary mutual funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer, the Adviser’s compliance record, and the Adviser’s disaster recovery/business continuity plan.  The Board also considered its knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Funds as of June 30, 2015 on both an absolute basis and in comparison to an appropriate securities benchmark and its peer funds utilizing Lipper and Morningstar classifications.  The Board considered that the Funds were newer with just over one year of performance history.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of a Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  The Board concluded that the Funds did not have sufficient operating history to provide meaningful information concerning investment performance.

Pzena Mid Cap Focused Value Fund:  The Board noted that the Pzena Mid Cap Focused Value Fund’s performance, with regard to the Lipper comparative universe, was slightly above the peer group median for the one-year period, and was slightly below the peer group median for the since inception period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was slightly above the peer group median for the one-year period, and was slightly below the peer group median for the since inception period.

The Board also reviewed the performance of the Fund against a broad-based securities market benchmark.

Pzena Emerging Markets Focused Value Fund:  The Board noted that the Pzena Emerging Markets Focused Value Fund’s performance, with regard to the Lipper comparative universe, was significantly below the peer group median for the one-year and since inception periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was significantly below the peer group median for the one-year and since inception periods.
The Board also reviewed the performance of the Fund against a broad-based securities market benchmark.

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

Pzena Long/Short Value Fund:  The Board noted that the Pzena Long/Short Value Fund’s performance, with regard to the Lipper comparative universe, was significantly below the peer group median for the one-year and since inception periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was significantly below the peer group median for the one-year and since inception periods.
The Board also reviewed the performance of the Fund against a broad-based securities market benchmark.
3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and similarly managed accounts for other types of clients advised by the Adviser, as well as expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board found that the fees charged to the Pzena Mid Cap Focused Value Fund and the Pzena Emerging Markets Fund were generally in line with or comparable to the fees charged by the Adviser to its similarly managed separate account clients.  The Board noted with the Adviser’s long/short private accounts were only utilized by employees of the Adviser, and not clients, no management fee is charged.

Pzena Mid Cap Focused Value Fund:  The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.35% for Investor Class shares and 1.00% for Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Investor Class shares was slightly above the peer group median and average and the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and the peer group average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratios for the Investor Class shares and the Institutional Class shares were below the peer group median and the peer group average.  The Board also noted that the contractual advisory fee was slightly above the peer group median and average, and when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the contractual advisory fee was below the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Adviser from the Fund during the most recent fiscal period were significantly below the peer group median and average.  The Board also took into consideration the services the Adviser provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were in line with the fees charged to the Adviser’s similarly managed account clients.  The Trustees concluded the Fund’s expenses and advisory fee were not outside the range of its peer group.

Pzena Emerging Markets Focused Value Fund: The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.75% for Investor Class shares and 1.40% for Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Investor Class shares was above the peer group median and average and the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and the peer group average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Investor Class shares were only slightly above the peer group median and the peer group average, and the total expense ratio for the Institutional Class shares was below the peer group median and the peer group average.  The Board also noted that the contractual advisory fee was equal to the peer group median and only slightly above the peer group average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Adviser from the Fund during the most recent fiscal period were significantly below the peer group median and average.  The Board also took into consideration the services the Adviser provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were in line with the fees charged to the Adviser’s similarly managed account clients.  The Trustees concluded the Fund’s expenses and advisory fee were not outside the range of its peer group.

Pzena Long/Short Value Fund:  The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 2.10% for Investor Class shares and 1.75% for Institutional Class shares (respectively, the “Expense Caps”)  The Board noted that the Fund’s total expense ratio for the Investor Class shares was above the peer group median

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

and average and the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and the peer group average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Investor Class shares were still above the peer group median and the peer group average, and the total expense ratio for the Institutional Class shares was below the peer group median and the peer group average.  The Board also noted that the contractual advisory fee was above the peer group median and the peer group average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Adviser did not receive any advisory fees from the Fund during the most recent fiscal.  The Trustees concluded to continue to monitor the Fund’s advisory fee rate in the future, and that at present the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board further noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional benefits derived by the Adviser from its relationship with the Funds, such as Rule 12b-1 fees received from the Funds’ Investor Class shares.  The Board also considered “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board noted the Adviser’s separate account clients are not invested in the Funds, and as a result the Adviser was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Funds, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser, including the advisory fee, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Funds would be in the best interest of each Fund and its shareholders.

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

Pzena Small Cap Value Fund

At a meeting held on March 8-9, 2016, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), took into consideration, among other things, the nature, extent and quality of the services to be provided by Pzena Investment Management, LLC (the “Adviser”) under the Advisory Agreement.  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Pzena Small Cap Value Fund (the “Fund”).  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser that would be involved in the day-to-day activities of the Fund, noting that the Adviser currently serves as investment adviser to three other mutual funds within the Trust.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer, the Adviser’s compliance record and the Adviser’s business continuity plan.  The Board also considered the Adviser’s business plan, noting that the Adviser currently manages other accounts with substantially similar objectives, policies, strategies and risks as the Fund.  After discussion, the Board concluded that the Adviser has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services will be satisfactory.

The Trustees then discussed the expected costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement.  In considering the advisory fee and anticipated total fees and expenses of the Fund, the Board reviewed and compared the Fund’s anticipated fees and expenses to those funds in its Morningstar peer group, as well as the fees and expenses for similar types of accounts managed by the Adviser.  The Board viewed such information as a whole as useful in assessing whether the Adviser would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.  The Trustees also took into account the proposed expense waivers.  The Board noted that the Adviser was agreeing to waive its advisory fees and reimburse each Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio, excluding acquired fund fees and expenses, of 1.55% for Investor Class shares and 1.20% for Institutional Class shares (the “Expense Caps”).

The Board noted that the Fund’s expected total operating expenses for Institutional Class shares were below the peer group median and average, and for Investor Class shares were above the peer group median and average, after the taking into account the Expense Caps.  The Board also noted that the Fund’s expected contractual advisory fee was above the peer group median and average.  The Board further considered when the Fund’s peer group was adjusted to include only funds with similar asset sizes to that expected for the Fund, expected total operating expenses for Institutional Class shares were below the peer group median and average, and for Investor Class shares were above the peer group median and average, after the taking into account the Expense Caps.  The Board also noted that the contractual advisory fee was above the peer group average and median when the peer group was adjusted to include only funds with similar asset sizes.  The Board considered that the expected contractual advisory fee of the Fund is less than the fees charged by the Adviser to its other accounts with substantially similar objectives, policies, strategies and risks as the Fund.  The Board determined that it would continue to monitor the appropriateness of the advisory fee and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

The Board also considered economies of scale that would be expected to be realized by the Adviser as the assets of the Fund grew.  The Board noted that the advisory fee for the Fund did not contain breakpoints, but that the Adviser would be contractually agreeing to reduce its advisory fees or reimburse Fund expenses indefinitely, but in no event for less than three years, so that the Fund does not exceed the Expense Caps.  The Board concluded that there were no effective economies of scale to be shared by the Adviser at this time, but indicated that the subject of advisory fee breakpoints would be revisited in the future as circumstances changed and asset levels increased.

The Board then considered the expected profitability to the Adviser from its relationship with the Fund.  The Board reviewed the Adviser’s financial information and took into account both the expected direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the estimated profitability to the Adviser from its relationship with the Fund and considered any additional benefits that may be derived by the Adviser from its relationship with the Fund, such as Rule 12b-1 fees received from the Fund’s Investor Class shares.  The Board also considered “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board noted the Adviser’s separate account clients would not be invested in the Fund, and as a result the Adviser would not receive additional fall-out benefits from these relationships.  After such review, the Board determined that the expected profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser should be able to obtain adequate funding to support the services it provides to the Fund.

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Adviser, including advisory fees, was fair and reasonable to the Fund.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Pzena Funds
Notice to Shareholders
February 28, 2017 (Unaudited)

Federal Tax Distribution Information

For the year ended February 28, 2017, certain dividend paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Mid Cap Value Fund	84.19%
Emerging Markets Value Fund	100.00%
Long/Short Value Fund	0.00%
Small Cap Value Fund	89.63%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended February 28, 2017, was as follows:

Mid Cap Value Fund	74.27%
Emerging Markets Value Fund	0.00%
Long/Short Value Fund	0.00%
Small Cap Value Fund	89.63%

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1 844-PZN-1996 (1-844-796-1996) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2016

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1 844-PZN-1996 (1-844-796-1996). Furthermore, you can obtain a Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-844-PZN-1996 (1-844-796-1996).

Householding

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1 844-PZN-1996 (1-844-796-1996) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Pzena Funds
Privacy Notice

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Pzena Investment Management, LLC
320 Park Avenue, 8th Floor
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Custodian
U.S. Bank N. A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus, please call 1-844-PZN-1996 (1-844-796-1996).

ZP-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2017	FYE 2/29/2016
Audit Fees	$65,800	$52,200
Audit-Related Fees	N/A	N/A
Tax Fees	$13,600	$9,900
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2017	FYE 2/29/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2017	FYE 2/29/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/Douglas G. Hess
Douglas G. Hess, President

Date     5/2/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Douglas G. Hess
Douglas G. Hess, President

Date     5/2/2017

By (Signature and Title)*    /s/Cheryl L. King
Cheryl L. King, Treasurer

Date     5/2/2017

* Print the name and title of each signing officer under his or her signature.